UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2012

Date of reporting period: DECEMBER 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the December 31, 2012 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on February 21, 2013.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/12 SF AR       Printed on recycled paper

2012

Annual Report

December 31, 2012

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 11.1% for the six months ending December 31, 2012, compared to a return of 5.9% for the S&P 500. For 2012, the Fund had a total return of 22.0%, compared to 16.0% for the S&P 500. At year end, the Fund had net assets of $39.8 billion with a cash position of 1.0%.

MARKET COMMENTARY

During 2012, global equity markets appreciated significantly. The year was marked by considerable volatility as investors reacted to uncertainty about broad macroeconomic and political issues, including the U.S. presidential election and “fiscal cliff,” ongoing challenges in the Eurozone, slowing economic growth in China, and social unrest in the Middle East and Africa. And yet, it was an excellent year for U.S. equities as all sectors of the S&P 500 registered positive returns, and the S&P 500 never dipped into negative territory. Contributing factors included low interest rates, strong corporate balance sheets, reasonable earnings growth, and rising dividends. The U.S. economy, despite its challenges, is also relatively healthy compared to many other developed countries around the world. Residential housing is no longer a drag on growth, auto sales are strong, and consumer confidence reached a multi-year high in November. With current valuations (14 times 2012 earnings for the S&P 500)(a) still reasonable, we remain optimistic about the long-term outlook for potential equity returns.

INVESTMENT STRATEGY

As investors on your behalf, we are constantly weighing what we are buying (company fundamentals) with what we are paying (valuation) for each investment opportunity. A great company can be a poor investment if we pay too much. In addition, every investment has a range of outcomes, and it is impossible to know what will happen in the future. As a result, we strive to purchase securities that are inexpensive enough to allow for what could potentially go wrong, and to avoid paying too much for what could go right.

A low valuation often signals that investors are concerned about the company’s fundamentals. We believe bottom-up research is the best way to identify whether a company’s long-term outlook is appropriately incorporated into its stock price. Through meetings with management, competitors, customers, and suppliers, our global industry analysts build an in-depth understanding of individual companies. In addition, our analysts work closely with our fixed income team to evaluate potential downside risks and each company’s level of access to capital; this collaboration provides an advantage, especially when a company is under stress. Furthermore, we assess corporate governance to understand how our interests align with those of key stakeholders.

Our global analysts advocate equity investment ideas within a team decision-making process. This team-based approach broadens our knowledge base and tests our conviction. Our collective judgment and experience, which have been built over decades, are key to constructing the portfolio. Recognizing that it is often impossible to time the bottom (or top) of the market, we are patient and often move incrementally as we revisit and retest our thinking.

We think it is important to have a long-term investment horizon because short-term market movements can be driven by unpredictable investor sentiment, whereas the true value of a company tends to be reflected over time. Using a three- to five-year horizon, we look to identify companies that have attractive valuations and potential catalysts for their fundamental value to be recognized by investors. We think like long-term owners of a business and, hence, portfolio turnover in the Fund has been low relative to most active mutual fund managers (the Fund’s average holding period has been seven years).

Finding Value in the Technology Sector

As a result of our intensive fundamental research on individual companies, one major theme that has emerged is the Fund’s substantial investment in Information Technology (Tech) companies. Our in-depth research and selection of diverse companies in this sector has led to a Tech weighting in the Fund of 21.2% at year end, compared to 19.1% for the S&P 500. These 21 holdings represent an array of software, hardware, internet, and

PAGE 1 ▪ DODGE & COX STOCK FUND

services companies, all trading at what we believe are attractive valuations in relation to their earnings and cash flow potential over the next three to five years. The Tech sector of the S&P 500 appears to be valued near a twenty-year low, especially in the software area, relative to free cash flow.

The majority of the Fund’s Tech holdings are industry leaders that generate healthy free cash flows, which they are using to repurchase shares, pay dividends, repay debt, and/or pursue mergers and acquisitions. For example,(b) more mature companies such as Hewlett-Packard (HP) and Xerox have reduced their cost structures and diversified into technology services in recent years through acquisitions (HP bought Electronic Data Systems and Xerox acquired Affiliated Computer Services). While shares of HP performed poorly last year, the company’s significantly depressed valuation appears to reflect overly pessimistic expectations about HP’s growth prospects and profits. In spite of the headlines regarding two large write-offs, HP was solidly profitable on a free cash flow basis in 2012. Xerox and HP are valued at only six and four times forward earnings, respectively.

In contrast to mature companies like HP and Xerox, the Fund also holds eBay and Google, which are profitable, growing rapidly, and investing in further expansion. This dichotomy between “value” and “growth” companies highlights our flexibility; we are willing to look beyond depressed valuations and consider companies with above-average growth potential that are trading at reasonable valuations. Google, a 1.0% holding, was the largest new purchase in the Fund during 2012. Its dominant competitive position in internet search advertising is complemented by a push into display advertising (e.g., on YouTube and Google Maps) and other web-based businesses. Although it does not sell at a depressed level relative to the overall market, we believe Google’s valuation at 16 times forward earnings does not reflect its strong growth potential.

Another theme within Tech for the Fund is an overweight position in Software. We find that enterprise software has high customer switching costs and high recurring revenue, which tend to mitigate risk over our three- to five-year investment horizon. The largest Fund holding in this area is Microsoft (a 2.6% position). The stock lagged in 2012, but we remain impressed with the durability of the company’s Windows and Office suite of products as well as the growth coming from its Server and Tools division. Furthermore, Microsoft has a huge installed base of customers and launched an enhanced version of its Windows operating system last year. Other software investments highlight the diverse nature of the Fund’s holdings: Symantec (security), Adobe Systems (creative publishing and digital marketing), BMC Software (mainframe and distributed computing tools), and Synopsys and Cadence Design Systems (both electronic design automation for semiconductors). A majority of these companies produce annual free cash flow equal to or greater than 8% of their equity market capitalizations. We believe that this strong cash generation can provide downside protection for shareholders. While all of the Fund’s Tech holdings face the risk of technological obsolescence, each company is investing in opportunities for long-term growth to maintain its competitive position.

While Tech is an important area in the Fund, the portfolio remains well-diversified. Other areas of emphasis include Financials (e.g., Capital One and Wells Fargo), Pharmaceuticals (e.g., Merck and Sanofi), and Media (e.g., Comcast and Time Warner).

IN CLOSING

Despite steady investor withdrawals from U.S. equity mutual funds and inflows into bond funds in recent years, we remain optimistic about the long-term return potential for equities. Even after a strong year for stocks in 2012, the S&P 500 was trading at 13 times forward earnings, which was still modestly below its long-term average multiple. Technological innovation continues to drive global demand for all kinds of new products and services. Emerging markets continue to grow faster than developed markets, creating millions of new middle class and affluent consumers. And the U.S. economy continues to recover from the 2008-2009 global financial crisis and ensuing recession. Unemployment is stubbornly high, but declining, and the private sector workforce is growing. Banks are in much better financial condition, providing a foundation for more lending to consumers and businesses. Interest rates are near historic lows and inflation is modest.

DODGE & COX STOCK FUND ▪ PAGE 2

We believe there is a good chance that equity returns will be higher than bond returns in the next five years. In fact, the dividend yield alone for the S&P 500 at year end (2.3%) exceeded the yield on the Barclays U.S. Aggregate Bond Index (1.7%). We are also enthusiastic about the long-term prospects for the Fund’s holdings, due to the fact that they trade at a discount (11 times forward earnings) to the S&P 500 and have strong earnings growth potential.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl, Senior Vice President

January 29, 2013

(a)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2012.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

ANNUAL PERFORMANCE REVIEW

Key Contributors to Relative Results

▪

The Financials sector was the best performing of the market. Strong relative results for the Fund’s holdings in this sector (up 40% compared to up 29% for the S&P 500 sector) and an average overweight position (21% versus 14%) helped results. Notable contributors included Bank of America (up 110%), Goldman Sachs (up 43%), and Capital One (up 38%).

▪

Strong relative results for the Fund’s holdings in the Consumer Discretionary sector (up 38% compared to up 24% for the S&P 500 sector) and an average overweight position (16% versus 11%) contributed to results. Comcast (up 61%), News Corp. (up 44%), and Time Warner (up 36%) were especially strong.

▪	Sprint Nextel (up 142%) was a standout performer in the Telecommunication Services sector.
▪	Additional contributors included eBay (up 68%) and Sanofi (up 35%).

Key Detractors from Relative Results

▪

The Fund’s holdings in the Information Technology sector (up 8% compared to up 15% for the S&P 500 sector) hurt relative results. Hewlett-Packard (down 43%) was the biggest detractor. Nokia (down 13%) and Xerox (down 12%) were also weak.

▪	The Fund’s holdings in the Energy sector (down 6% compared to up 5% for the S&P 500 sector) hindered results. Occidental Petroleum (down 16%) and Baker Hughes (down 15%) declined.
▪	Additional detractors included J.C. Penney (down 42% from date of purchase) and Sony (down 37%).

PAGE 3 ▪ DODGE & COX STOCK FUND

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 27 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2012

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	22.01%	-0.23%	7.31%	10.67%
S&P 500	15.99	1.66	7.10	8.22

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2012	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,111.00	$2.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.53	2.63
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX STOCK FUND

FUND INFORMATION	December 31, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$121.90
Total Net Assets (billions)	$39.8
Expense Ratio	0.52%
Portfolio Turnover Rate	11%
30-Day SEC Yield(a)	1.54%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 27 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	75	500
Median Market Capitalization (billions)	$18	$13
Weighted Average Market Capitalization (billions)	$80	$107
Price-to-Earnings Ratio(b)	11.0x	13.3x
Foreign Stocks not in the S&P 500(c)	16.4%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Capital One Financial Corp.	4.3
Comcast Corp.	3.9
Wells Fargo & Co.	3.8
Sanofi (France)	3.3
Merck & Co., Inc.	3.1
Novartis AG (Switzerland)	3.0
Time Warner, Inc.	3.0
General Electric Co.	2.9
GlaxoSmithKline PLC (United Kingdom)	2.8
Pfizer, Inc.	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	22.0	15.6
Information Technology	21.2	19.1
Health Care	18.6	12.0
Consumer Discretionary	15.3	11.6
Industrials	6.7	10.1
Energy	6.5	11.0
Telecommunication Services	3.4	3.1
Materials	3.4	3.5
Consumer Staples	1.9	10.6
Utilities	0.0	3.4

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2012

COMMON STOCKS: 99.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.3%
CONSUMER DURABLES & APPAREL: 0.8%
NVR, Inc.(a)	88,200	$81,144,000
Panasonic Corp. ADR(b) (Japan)	25,925,097	157,365,339
Sony Corp. ADR(b) (Japan)	7,474,942	83,719,350

		322,228,689
MEDIA: 12.7%
Comcast Corp., Class A	41,749,097	1,560,581,246
DISH Network Corp., Class A(a)	7,123,253	259,286,409
Liberty Global, Inc., Series A(a)	738,710	46,531,343
Liberty Global, Inc., Series C(a)	964,153	56,643,989
McGraw-Hill Companies, Inc.	4,097,400	224,004,858
News Corp., Class A	36,254,326	925,935,486
Time Warner Cable, Inc.	8,307,310	807,387,459
Time Warner, Inc.	24,732,732	1,182,966,571

		5,063,337,361
RETAILING: 1.8%
CarMax, Inc.(a)	4,960,350	186,211,539
J. C. Penney Co., Inc.(a),(c)	10,933,700	215,503,227
Liberty Interactive, Series A(a)	14,690,075	289,100,676

		690,815,442

		6,076,381,492
CONSUMER STAPLES: 1.9%
FOOD & STAPLES RETAILING: 1.4%
Wal-Mart Stores, Inc.	7,958,650	543,018,690

FOOD, BEVERAGE & TOBACCO: 0.5%
Unilever PLC ADR(b) (United Kingdom)	5,623,600	217,745,792

		760,764,482
ENERGY: 6.5%
Baker Hughes, Inc.	14,220,450	580,763,178
Chevron Corp.	3,444,280	372,464,439
Occidental Petroleum Corp.	8,883,000	680,526,630
Schlumberger, Ltd.(b) (Curacao/United States)	13,601,845	942,471,840

		2,576,226,087
FINANCIALS: 22.0%
BANKS: 6.1%
BB&T Corp.	11,454,144	333,430,132
HSBC Holdings PLC ADR(b) (United Kingdom)	5,310,329	281,819,160
SunTrust Banks, Inc.	10,942,233	310,212,306
Wells Fargo & Co.	43,934,841	1,501,692,865

		2,427,154,463
DIVERSIFIED FINANCIALS: 13.7%
Bank of America Corp.	76,113,300	882,914,280
Bank of New York Mellon Corp.	34,644,224	890,356,557
Capital One Financial Corp.(c)	29,207,211	1,691,973,733

	SHARES	VALUE
Charles Schwab Corp.	53,202,700	$763,990,772
Credit Suisse Group AG ADR(b) (Switzerland)	2,347,206	57,647,379
Goldman Sachs Group, Inc.	7,042,600	898,354,056
JPMorgan Chase & Co.	5,766,200	253,539,814
Legg Mason, Inc.	1,238,701	31,859,390

		5,470,635,981
INSURANCE: 2.2%
AEGON NV(b) (Netherlands)	63,685,517	410,134,730
Genworth Financial, Inc., Class A(a)	21,875,157	164,282,429
Metlife, Inc.	9,461,600	311,665,104

		886,082,263

		8,783,872,707
HEALTH CARE: 18.6%
HEALTH CARE EQUIPMENT & SERVICES: 1.4%
Boston Scientific Corp.(a)	56,840,400	325,695,492
Medtronic, Inc.	5,571,500	228,542,930

		554,238,422
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 17.2%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	25,671,200	1,115,927,064
Merck & Co., Inc.	30,195,800	1,236,216,052
Novartis AG ADR(b) (Switzerland)	18,974,700	1,201,098,510
Pfizer, Inc.	42,220,364	1,058,886,729
Roche Holding AG ADR(b) (Switzerland)	18,491,600	933,825,800
Sanofi ADR(b) (France)	28,003,029	1,326,783,514

		6,872,737,669

		7,426,976,091
INDUSTRIALS: 6.7%
CAPITAL GOODS: 3.6%
General Electric Co.	55,466,775	1,164,247,607
Koninklijke Philips Electronics NV(b) (Netherlands)	10,049,121	266,703,672

		1,430,951,279
COMMERCIAL & PROFESSIONAL SERVICES: 0.7%
ADT Corp.	2,545,137	118,323,419
Pitney Bowes, Inc.	1,286,630	13,689,743
Tyco International, Ltd.(b) (Switzerland)	5,090,275	148,890,544

		280,903,706
TRANSPORTATION: 2.4%
FedEx Corp.	10,340,099	948,393,880

		2,660,248,865

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY: 21.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.(c)	10,236,900	$300,964,860

SOFTWARE & SERVICES: 12.1%
Adobe Systems, Inc.(a)	13,491,841	508,372,569
Amdocs, Ltd.(b) (Guernsey/United States)	5,713,100	194,188,269
AOL, Inc.(a),(c)	4,697,054	139,079,769
BMC Software, Inc.(a),(c)	7,402,540	293,584,736
Cadence Design Systems, Inc.(a),(c)	11,971,800	161,739,018
Computer Sciences Corp.(c)	8,982,762	359,759,618
Compuware Corp.(a),(c)	14,549,712	158,155,370
eBay, Inc.(a)	10,883,100	555,255,762
Google, Inc., Class A(a)	541,700	384,265,729
Microsoft Corp.	38,945,500	1,041,013,215
Symantec Corp.(a)	33,751,300	634,861,953
Synopsys, Inc.(a),(c)	12,694,669	404,198,261

		4,834,474,269
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.3%
Corning, Inc.	18,321,300	231,214,806
Dell, Inc.	14,085,800	142,689,154
Hewlett-Packard Co.	69,610,995	991,956,679
Molex, Inc.	2,364,500	64,621,785
Molex, Inc., Class A	8,924,930	199,204,437
NetApp, Inc.(a)	14,332,000	480,838,600
Nokia Corp. ADR(b) (Finland)	61,286,400	242,081,280
TE Connectivity, Ltd.(b) (Switzerland)	13,853,975	514,259,552
Xerox Corp.(c)	65,746,682	448,392,371

		3,315,258,664

		8,450,697,793
MATERIALS: 3.4%
Celanese Corp., Series A(c)	9,280,071	413,241,562
Domtar Corp.	672,149	56,137,884
Dow Chemical Co.	17,300,289	559,145,341
Vulcan Materials Co.(c)	6,045,225	314,653,961

		1,343,178,748
TELECOMMUNICATION SERVICES: 3.4%
Sprint Nextel Corp.(a),(c)	183,015,570	1,037,698,282
Vodafone Group PLC ADR(b) (United Kingdom)	13,363,300	336,621,527

		1,374,319,809

TOTAL COMMON STOCKS (Cost $35,084,778,066)		$39,452,666,074

SHORT-TERM INVESTMENTS: 0.9%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$39,312,013	$39,312,013

REPURCHASE AGREEMENT: 0.8%
Fixed Income Clearing Corporation(d) 0.11%, dated 12/31/12, due 1/2/13, maturity value $327,309,000	327,307,000	327,307,000

TOTAL SHORT-TERM INVESTMENTS (Cost $366,619,013)		$366,619,013

TOTAL INVESTMENTS (Cost $35,451,397,079)	99.9%	$39,819,285,087

OTHER ASSETS LESS LIABILITIES	0.1%	22,062,485

NET ASSETS	100.0%	$39,841,347,572

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 0.25%, 4/30/14. Total collateral value is 333,856,800.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012
ASSETS:
Investments, at value
Unaffiliated issuers (cost $30,750,688,820)	$35,166,786,121
Affiliated issuers (cost $4,700,708,259)	4,652,498,966

39,819,285,087
Cash	19,408
Receivable for investments sold	35,689,863
Receivable for Fund shares sold	129,504,171
Dividends and interest receivable	71,373,534
Prepaid expenses and other assets	249,653

40,056,121,716

LIABILITIES:
Payable for investments purchased	36,998,892
Payable for Fund shares redeemed	159,650,443
Management fees payable	16,931,537
Accrued expenses	1,193,272

214,774,144

NET ASSETS	$39,841,347,572

NET ASSETS CONSIST OF:
Paid in capital	$38,748,636,393
Undistributed net investment income	5,179,760
Accumulated net realized loss	(3,280,356,589)
Net unrealized appreciation	4,367,888,008

$39,841,347,572

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	326,839,589
Net asset value per share	$121.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2012
INVESTMENT INCOME:
Dividends (net of foreign taxes of $20,799,908)
Unaffiliated issuers	$842,715,226
Affiliated issuers	38,223,809
Interest	181,465

881,120,500

EXPENSES:
Management fees	196,296,447
Custody and fund accounting fees	901,790
Transfer agent fees	3,861,240
Professional services	142,584
Shareholder reports	940,502
Registration fees	234,955
Trustees' fees	190,500
Miscellaneous	2,105,284

204,673,302

NET INVESTMENT INCOME	676,447,198

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain
Unaffiliated issuers	2,644,480,223
Affiliated issuers	270,764,550
Net change in unrealized appreciation/depreciation	4,107,467,284

Net realized and unrealized gain	7,022,712,057

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,699,159,255

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$676,447,198	$664,516,079
Net realized gain	2,915,244,773	512,064,516
Net change in unrealized appreciation/depreciation	4,107,467,284	(2,850,476,884)

	7,699,159,255	(1,673,896,289)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(677,796,823)	(664,086,748)
Net realized gain	—	—

Total distributions	(677,796,823)	(664,086,748)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	5,342,166,537	5,006,315,221
Reinvestment of distributions	631,503,635	625,800,158
Cost of shares redeemed	(9,716,062,236)	(9,769,356,748)

Net decrease from Fund share transactions	(3,742,392,064)	(4,137,241,369)

Total increase (decrease) in net assets	3,278,970,368	(6,475,224,406)

NET ASSETS:
Beginning of year	36,562,377,204	43,037,601,610

End of year (including undistributed net investment income of $5,179,760 and $6,529,385, respectively)	$39,841,347,572	$36,562,377,204

SHARE INFORMATION:
Shares sold	47,112,087	46,452,278
Distributions reinvested	5,518,679	5,991,930
Shares redeemed	(85,519,079)	(92,083,372)

Net decrease in shares outstanding	(32,888,313)	(39,639,164)

PAGE 9 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost, which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the

Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2012:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$39,452,666,074	$—
Money Market Fund	39,312,013	—
Repurchase Agreement	—	327,307,000

Total	$39,491,978,087	$327,307,000

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012. There were no Level 3 securities at December 31, 2012 and 2011, and there were no transfers to Level 3 during the year.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, and net short-term realized gain (loss). During the year, the Fund recognized net realized gains of $274,042,734 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At December 31, 2012, the cost of investments for federal income tax purposes was $35,499,382,848.

Distributions during the years ended December 31, 2012 and 2011, were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Ordinary income	$677,796,823	$664,086,748
	($1.975 per share)	($1.754 per share)

Long-term capital gain	—	—

At December 31, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$7,886,563,602
Unrealized depreciation	(3,566,661,363)

Net unrealized appreciation	4,319,902,239
Undistributed ordinary income	5,179,760
Capital loss carryforward(a)	(3,232,370,820)
(a)

Represents accumulated capital loss as of December 31, 2012, which may be carried forward to offset future capital gains. During 2012, the Fund utilized $2,621,362,756 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. (The Fund had net capital gains in 2011 and 2012.)

PAGE 11 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2012, amounted to $166,025 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2012, purchases and sales of securities, other than short-term securities, aggregated $4,330,658,454 and $8,246,372,055, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund will adopt Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. Management believes the adoption of these ASUs will not have a material impact on the Fund’s financial statements.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2012. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AOL, Inc.	8,439,054	—	(3,742,000)	4,697,054	$—	(b)	$139,079,769
BMC Software, Inc.	8,250,140	—	(847,600)	7,402,540	—	(b)	—	(c)
Cadence Design Systems, Inc.	19,448,500	—	(7,476,700)	11,971,800	—	(b)	—	(c)
Capital One Financial Corp.	30,180,911	—	(973,700)	29,207,211	5,995,582		1,691,973,733
Celanese Corp., Series A	4,602,003	4,777,468	(99,400)	9,280,071	1,983,416		413,241,562
Computer Sciences Corp.	8,996,552	122,810	(136,600)	8,982,762	7,268,170		359,759,618
Compuware Corp.	15,838,112	—	(1,288,400)	14,549,712	—	(b)	158,155,370
J.C. Penney Co., Inc.	—	11,100,000	(166,300)	10,933,700	—	(b)	—	(c)
Maxim Integrated Products, Inc.	17,296,400	—	(7,059,500)	10,236,900	11,559,972		—	(c)
Sprint Nextel Corp.	135,934,139	50,224,931	(3,143,500)	183,015,570	—	(b)	1,037,698,282
Synopsys, Inc.	13,695,769	—	(1,001,100)	12,694,669	—	(b)	404,198,261
Vulcan Materials Co.	7,942,625	—	(1,897,400)	6,045,225	269,657		—	(c)
Xerox Corp.	62,009,582	5,000,000	(1,262,900)	65,746,682	11,147,012		448,392,371

					$38,223,809		$4,652,498,966

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

PAGE 13 ▪ DODGE & COX STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$101.64	$107.76	$96.14	$74.37	$138.26
Income from investment operations:
Net investment income	1.98	1.76	1.23	1.15	1.91
Net realized and unrealized gain (loss)	20.26	(6.13)	11.62	21.82	(59.83)

Total from investment operations	22.24	(4.37)	12.85	22.97	(57.92)

Distributions to shareholders from:
Net investment income	(1.98)	(1.75)	(1.23)	(1.20)	(1.84)
Net realized gain	—	—	—	—	(4.13)

Total distributions	(1.98)	(1.75)	(1.23)	(1.20)	(5.97)

Net asset value, end of year	$121.90	$101.64	$107.76	$96.14	$74.37

Total return	22.01%	(4.08)%	13.48%	31.27%	(43.31)%
Ratios/supplemental data:
Net assets, end of year (millions)	$39,841	$36,562	$43,038	$39,991	$32,721
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.72%	1.62%	1.25%	1.42%	1.75%
Portfolio turnover rate	11%	16%	12%	18%	31%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2013

DODGE & COX STOCK FUND ▪ PAGE 14

SPECIAL 2012 TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates up to a maximum amount of $901,710,279 of its distributions paid to shareholders in 2012 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 87% of its ordinary dividends paid to shareholders in 2012 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2012, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2013. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 1, 2012, and again on December 12, 2012, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the

PAGE 15 ▪ DODGE & COX STOCK FUND

Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $120 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board also reviewed recent performance in the context of long-term investment goals. The Board noted that each Fund’s short-term (one-year) performance relative to its benchmark and peer group had improved since the previous year’s review. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other

DODGE & COX STOCK FUND ▪ PAGE 16

clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to separate accounts, differences in regulatory, litigation, and other risks as between mutual funds and separate accounts, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2012 are projected to decrease slightly from 2011. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the

PAGE 17 ▪ DODGE & COX STOCK FUND

considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (60)	Chairman, President, and Trustee (Trustee since 2005)	Chairman (since 2011), Chief Executive Officer (since 2010), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC)	—
Dana M. Emery (51)	Senior Vice President and Trustee (Trustee since 1993)	Co-President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (69)	Trustee (Trustee since 1985)	Chairman Emeritus (since 2011), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Investment Policy Committee (GIPC) (since 2008), International Investment Policy Committee (IIPC), and FIIPC (until 2008)	—
Charles F. Pohl (54)	Senior Vice President (Officer since 2004)	Co-President (since 2011), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (53)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (55)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer (since 2007) of Dodge & Cox; Fund Administration and Accounting Senior Manager (until 2007)	—
Thomas M. Mistele (59)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (37)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (until 2008)	—
INDEPENDENT TRUSTEES
L. Dale Crandall (71)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgepoint Education, Inc. (education services) (2008-present)
Thomas A. Larsen (63)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (52)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (2005-present); Director, Glu Mobile, Inc. (multimedia software) (2005-present); Director, Netflix, Inc. (video services) (2010-present); Director, MoneyGram International, Inc. (business services) (2010-present); Director, Solazyme Inc. (renewable oils) (since 2011)
Robert B. Morris III (60)	Trustee (Since 2011)	Advisory Director, The Presidio Group (previously Presidio Financial Partners) (since 2005)	—
John B. Taylor (66)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 19 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/12 GSF AR       Printed on recycled paper

2012

Annual Report

December 31, 2012

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 13.8% for the six months ending December 31, 2012, compared to a return of 9.4% for the MSCI World Index. For 2012, the Fund had a total return of 21.1%, compared to 15.8% for the MSCI World. At year end, the Fund had net assets of $2.7 billion with a cash position of 1.6%.

MARKET COMMENTARY

The past year was marked by considerable volatility as investors responded to uncertainty about broad macroeconomic issues, including the fate of the Eurozone, slowing economic growth in China, and the U.S. “fiscal cliff.” And yet, global equity markets appreciated significantly during 2012. Even the areas of the market that were of greatest concern appreciated: MSCI European Financials Index (up 33%), MSCI China Index (up 23%), and MSCI Europe Index (up 19%). We remain optimistic about the long-term outlook for potential equity returns. Company fundamentals remain strong, with robust corporate balance sheets and cash flows. Emerging markets continue to advance, as does technological innovation. And valuations are attractive, with the MSCI World trading at 15 times trailing earnings,(a) compared to a 10-year average of 17 times.

INVESTMENT STRATEGY

As investors, we are constantly weighing what we are buying (company fundamentals) with what we are paying (valuation). A great company can be a terrible investment if you pay too much. Every investment also has a range of outcomes. For these reasons, we strive to purchase securities that are inexpensive enough to allow for what could potentially go wrong, while not paying too much for what could go right.

Our investment professionals accomplish this through intensive, fundamental research and a team-based decision making process. This approach broadens our knowledge base and informs our decision making. Our collective judgment and experience, built over decades, is key to constructing the portfolio. In 2012, the Fund’s performance in three areas—Financials, Pharmaceuticals, and Media—illustrated the merits of this investment approach.

Financials

The Fund’s holdings in Financials experienced strong performance for the year, up 40% compared to a 29% increase in the MSCI World. This recovery occurred despite the fact that many of the concerns that arose during the financial crisis still remain: a low interest rate environment, uncertain regulatory changes, and ongoing litigation and writedowns. However, many companies in the sector stood to benefit from their stronger franchises, solid management, higher capital ratios, and cleaner balance sheets—all amidst a reduced field of competitors. These fundamentals, when weighed against low valuations, made them attractive investment opportunities. For these reasons, the Fund was overweight in Financials during 2012, and remained overweight at year end (24.8% versus 20.3%). The sector experienced severe volatility throughout the crisis, and indeed, may again. We continue to evaluate evolving risks against valuation levels, with the companies’ long-term prospects in mind.

Pharmaceuticals Industry

The Fund was also overweight in Pharmaceuticals (13.7% versus 6.7%). The industry started outperforming in 2011, with improvements in drug pipelines and better top-line growth. Valuations continued to increase in 2012.

As valuations rebounded, we have used some of the profits to fund other investments. However, we still see long-term investment opportunity and remain overweight in the industry due to low relative valuations and attractive growth prospects. The Fund’s Pharmaceuticals holdings traded at approximately 11 times forward earnings with a 3.8% dividend yield. These companies also derive approximately 20 to 30 percent of their revenues from emerging markets, a business that is growing at double-digit rates. Per capita consumption of drugs is low in most emerging markets, and governments and consumers have demonstrated a tendency to allocate more spending to health care as consumer purchasing power increases.

Media Industry

Media, a third area of emphasis in the Fund (7.2% versus 2.6%), also finished the year with strong performance (up

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

43% versus up 34%). Company valuations in this area of the economy became increasingly attractive around 2009, amid a deep cyclical decline in advertising spending. The Fund’s Media holdings are in durable, subscription-based franchises, with valuable assets that generate strong cash flows. The cable holdings, in particular, are benefiting from their infrastructure lead to gain share in growing broadband markets. The Fund also has investments in companies with large growth potential in emerging markets such as Mexico, China, and Africa.

FINDING OPPORTUNITIES

We continue to find opportunity within Technology, Media, and Telecommunications (TMT) where valuations are depressed. One such example(b) is Sprint Nextel (2.0% of the Fund), a position initiated in the first quarter. After the company announced poor performance and a significant commitment to purchase iPhones, its valuation declined. Combined with a sizeable debt load and need to increase capital expenditures, concerns about access to capital began to surface. Looking at Sprint Nextel’s balance sheet and the value of its non-financial assets (spectrum and subscriber base), the company appeared to provide adequate security for a lender or other investor. The core franchise also had the potential for significant margin expansion. Operating performance subsequently improved, and Softbank announced a $20 billion investment, helping to validate the value of Sprint Nextel’s assets and franchise. Sprint Nextel appreciated 104% in 2012, from the time of the Fund’s initial investment.

Hewlett-Packard (HP) is another good example of the kind of opportunity we are seeing in TMT. HP is an industry leader, with leading market shares in several major technology businesses. It generates healthy free cash flows, which can be used to repurchase shares, pay dividends, repay debt, and/or pursue strategic mergers and acquisitions. While shares of HP performed poorly last year, the company’s significantly depressed valuation appears to reflect overly pessimistic expectations about HP’s growth prospects and profits.

IN CLOSING

While the world economy could continue to experience volatility and face headwinds, we are optimistic about the prospects for continued global growth, driven in large part by the growth contributed by emerging markets. The Firm remains committed to identifying the individual companies that stand to benefit from global growth or a recovery, and investing in them at attractive valuations on behalf of our investors. Markets can be difficult to predict over the short term; as a result, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl Senior Vice President

January 29, 2013

(a)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2012.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

ANNUAL PERFORMANCE REVIEW

Key Contributors to Relative Results

▪

The Fund’s average overweight position (25% versus 19%) and holdings in the Financials sector (up 40% versus up 29% for the MSCI World sector) had a positive impact. Bank of America (up 110%), Aegon (up 65%), and Barclays (up 60%) were strong performers.

▪	The Fund’s holdings in the Materials sector (up 42% versus up 11% for the MSCI World sector) helped results. Lafarge (up 82%) was a notable contributor.
▪	The Fund’s average overweight position (17% versus 10%) and holdings in the Health Care sector (up 22% versus up 17% for the MSCI World sector) also contributed. Bayer (up 51%) helped performance.
▪	Additional contributors included AOL (up 128%), Sprint Nextel (up 104% since date of purchase), and Naspers (up 47%).

Key Detractors from Relative Results

▪

The Fund’s overweight position and holdings in the Information Technology sector (flat versus up 13% for the MSCI World sector) detracted from results. Hewlett-Packard (down 43%), Nintendo (down 22%), and Nokia (down 17%) were notable detractors.

▪

The Fund’s holdings in the Consumer Discretionary sector (up 21% versus up 24% for the MSCI World sector) hindered results. J.C. Penney (down 42% since date of purchase) and Yamaha Motor (down 13%) hurt performance.

▪	Nidec (down 35% since date of purchase) was an additional detractor.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2012

	1 Year	3 Years	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	21.11%	6.80%	-0.49%
MSCI World Index	15.84	6.93	-0.33

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 24 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2012	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,138.40	$3.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.90	3.27
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$8.99
Total Net Assets (billions)	$2.7
Expense Ratio	0.65%
Portfolio Turnover Rate	12%
30-Day SEC Yield(a)	1.88%
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	95	1,610
Median Market Capitalization (billions)	$22	$9
Weighted Average Market Capitalization (billions)	$67	$76
Price-to-Earnings Ratio(b)	10.6x	12.5x
Countries Represented	20	24
Emerging Markets (Brazil, China, India, Mexico, South Africa, Turkey)	10.0%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Sanofi (France)	2.9
Hewlett-Packard Co. (United States)	2.7
Roche Holding AG (Switzerland)	2.6
Microsoft Corp. (United States)	2.5
Wells Fargo & Co. (United States)	2.2
Lafarge SA (France)	2.1
Novartis AG (Switzerland)	2.1
GlaxoSmithKline PLC (United Kingdom)	2.1
Sprint Nextel Corp. (United States)	2.0
Naspers, Ltd. (South Africa)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)	Fund	MSCI World
United States	43.5	52.5
Europe (excluding United Kingdom)	29.9	18.3
United Kingdom	9.4	9.6
Japan	6.1	8.5
Latin America	4.5	0.0
Africa/Middle East	3.3	0.2
Pacific (excluding Japan)	1.7	6.0
Canada	0.0	4.9

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	24.8	20.3
Information Technology	16.0	11.9
Health Care	14.4	10.5
Consumer Discretionary	11.9	11.1
Industrials	8.1	11.0
Telecommunication Services	8.0	3.8
Materials	6.4	7.0
Energy	6.1	10.3
Consumer Staples	2.7	10.6
Utilities	0.0	3.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2012

COMMON STOCKS: 96.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 11.9%
AUTOMOBILES & COMPONENTS: 2.2%
Bayerische Motoren Werke AG (Germany)	202,400	$19,519,861
Mahindra & Mahindra, Ltd. (India)	655,100	11,247,192
Yamaha Motor Co., Ltd. (Japan)	2,578,200	28,578,334

		59,345,387
CONSUMER DURABLES & APPAREL: 1.3%
Li Ning Co., Ltd.(a) (Cayman Islands/China)	13,637,800	9,035,686
Panasonic Corp. (Japan)	3,684,440	22,386,699
Sony Corp. (Japan)	241,800	2,705,613

		34,127,998
MEDIA: 7.2%
Comcast Corp., Class A (United States)	1,090,600	40,766,628
DISH Network Corp., Class A(a) (United States)	256,300	9,329,320
Grupo Televisa SAB ADR (Mexico)	934,100	24,828,378
Naspers, Ltd. (South Africa)	846,600	54,396,467
Television Broadcasts, Ltd. (Hong Kong)	2,523,100	18,938,947
Time Warner Cable, Inc. (United States)	269,271	26,170,448
Time Warner, Inc. (United States)	412,466	19,728,249

		194,158,437
RETAILING: 1.2%
J. C. Penney Co., Inc.(a) (United States)	1,157,000	22,804,470
Liberty Interactive, Series A(a) (United States)	482,357	9,492,786

		32,297,256

		319,929,078
CONSUMER STAPLES: 2.7%
FOOD & STAPLES RETAILING: 0.5%
Wal-Mart Stores, Inc. (United States)	197,600	13,482,248

FOOD, BEVERAGE & TOBACCO: 2.2%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,602,600	23,128,455
Diageo PLC ADR (United Kingdom)	112,800	13,150,224
Unilever PLC (United Kingdom)	616,700	23,408,587

		59,687,266

		73,169,514
ENERGY: 4.7%
Baker Hughes, Inc. (United States)	642,387	26,235,085
Occidental Petroleum Corp. (United States)	405,725	31,082,592
Royal Dutch Shell PLC ADR (United Kingdom)	373,580	25,758,341
Schlumberger, Ltd. (Curacao/United States)	642,100	44,491,109

		127,567,127

	SHARES	VALUE
FINANCIALS: 24.7%
BANKS: 9.0%
Banco Santander SA (Spain)	3,343,079	$26,955,528
Barclays PLC (United Kingdom)	11,003,400	47,516,889
BB&T Corp. (United States)	534,200	15,550,562
HSBC Holdings PLC (United Kingdom)	2,568,162	27,163,011
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,197,200	11,823,440
Standard Chartered PLC (United Kingdom)	1,051,683	26,658,762
SunTrust Banks, Inc. (United States)	413,795	11,731,088
UniCredit SPA(a) (Italy)	2,984,199	14,736,248
Wells Fargo & Co. (United States)	1,747,773	59,738,881

		241,874,409
DIVERSIFIED FINANCIALS: 11.0%
Bank of America Corp. (United States)	3,760,300	43,619,480
Bank of New York Mellon Corp. (United States)	1,814,400	46,630,080
Capital One Financial Corp. (United States)	751,900	43,557,567
Charles Schwab Corp. (United States)	3,353,300	48,153,388
Credit Suisse Group AG (Switzerland)	2,076,416	52,100,055
Goldman Sachs Group, Inc. (United States)	339,200	43,268,352
Haci Omer Sabanci Holding AS (Turkey)	3,344,188	18,484,826

		295,813,748
INSURANCE: 4.1%
AEGON NV (Netherlands)	7,268,833	46,322,889
Dai-ichi Life Insurance Co., Ltd. (Japan)	10,300	14,492,562
Swiss Life Holding AG (Switzerland)	70,600	9,422,545
Swiss Re AG (Switzerland)	545,300	39,798,316

		110,036,312
REAL ESTATE: 0.6%
BR Malls Participacoes SA (Brazil)	703,600	9,321,289
Hang Lung Group, Ltd. (Hong Kong)	1,327,500	7,605,055

		16,926,344

		664,650,813
HEALTH CARE: 14.4%
HEALTH CARE EQUIPMENT & SERVICES: 0.7%
Boston Scientific Corp.(a) (United States)	1,520,200	8,710,746
Medtronic, Inc. (United States)	221,200	9,073,624

		17,784,370
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.7%
Bayer AG (Germany)	494,520	46,960,868
GlaxoSmithKline PLC (United Kingdom)	1,022,100	22,191,410
GlaxoSmithKline PLC ADR (United Kingdom)	782,100	33,997,887
Merck & Co., Inc. (United States)	1,088,000	44,542,720

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)

	SHARES	VALUE
Novartis AG (Switzerland)	278,700	$17,644,919
Novartis AG ADR (Switzerland)	609,700	38,594,010
Pfizer, Inc. (United States)	692,000	17,355,360
Roche Holding AG (Switzerland)	345,800	70,448,072
Sanofi (France)	824,862	78,225,965

		369,961,211

		387,745,581
INDUSTRIALS: 8.1%
CAPITAL GOODS: 6.7%
General Electric Co. (United States)	1,936,700	40,651,333
Koninklijke Philips Electronics NV (Netherlands)	1,356,213	36,384,892
Mitsubishi Electric Corp. (Japan)	2,706,700	23,037,925
Nidec Corp. (Japan)	529,900	30,985,820
Schneider Electric SA (France)	567,978	42,361,806
Wienerberger AG (Austria)	899,280	8,284,553

		181,706,329
COMMERCIAL & PROFESSIONAL SERVICES: 0.2%
Tyco International, Ltd. (Switzerland)	149,900	4,384,575

TRANSPORTATION: 1.2%
FedEx Corp. (United States)	351,700	32,257,924

		218,348,828
INFORMATION TECHNOLOGY: 16.0%
SOFTWARE & SERVICES: 8.8%
Adobe Systems, Inc.(a) (United States)	705,254	26,573,971
Amdocs, Ltd. (Guernsey/United States)	353,219	12,005,914
AOL, Inc.(a) (United States)	540,769	16,012,170
eBay, Inc.(a) (United States)	431,700	22,025,334
Google, Inc., Class A(a) (United States)	44,900	31,850,713
Microsoft Corp. (United States)	2,503,700	66,923,901
Nintendo Co., Ltd. (Japan)	279,400	29,812,044
Symantec Corp.(a) (United States)	1,057,200	19,885,932
Synopsys, Inc.(a) (United States)	346,800	11,042,112

		236,132,091
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.2%
Corning, Inc. (United States)	1,000,700	12,628,834
Hewlett-Packard Co. (United States)	5,148,400	73,364,700
NetApp, Inc.(a) (United States)	871,300	29,232,115
Nokia Oyj (Finland)	6,458,425	25,398,389
TE Connectivity, Ltd. (Switzerland)	574,115	21,311,149
Telefonaktiebolaget LM Ericsson (Sweden)	1,594,288	16,035,769
Xerox Corp. (United States)	2,569,500	17,523,990

		195,494,946

		431,627,037
MATERIALS: 6.4%
Akzo Nobel NV (Netherlands)	312,038	20,590,459
Celanese Corp., Series A (United States)	712,600	31,732,078
Cemex SAB de CV ADR(a) (Mexico)	1,312,639	12,955,747

	SHARES	VALUE
Domtar Corp. (United States)	262,716	$21,942,040
Dow Chemical Co. (United States)	496,000	16,030,720
Duratex SA (Brazil)	1,816,600	13,272,323
Lafarge SA (France)	883,995	56,644,759

		173,168,126
TELECOMMUNICATION SERVICES: 8.0%
America Movil SAB de CV, Series L (Mexico)	21,172,000	24,388,346
Bharti Airtel, Ltd. (India)	34,800	202,440
Millicom International Cellular SA SDR (Luxembourg)	394,000	34,244,993
MTN Group, Ltd. (South Africa)	1,612,100	33,883,952
Sprint Nextel Corp.(a) (United States)	9,605,600	54,463,752
Telecom Italia SPA-RSP (Italy)	31,300,504	24,768,169
Telefonica SA (Spain)	255,460	3,468,824
Telekom Austria AG (Austria)	955,114	7,227,616
Vodafone Group PLC (United Kingdom)	13,333,000	33,530,710

		216,178,802

TOTAL COMMON STOCKS (Cost $2,375,347,877)		$2,612,384,906

PREFERRED STOCKS: 1.5%
ENERGY: 1.4%
Petroleo Brasileiro SA ADR (Brazil)	1,871,100	36,112,230

FINANCIALS: 0.1%
DIVERSIFIED FINANCIALS: 0.1%
Credit Suisse Group V, Ltd.(b) (Guernsey/Switzerland)	2,469	3,711,666

TOTAL PREFERRED STOCKS (Cost $45,309,671)		$39,823,896

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2012

SHORT-TERM INVESTMENTS: 1.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$2,656,902	$2,656,902

REPURCHASE AGREEMENT: 1.2%
Fixed Income Clearing Corporation(c) 0.11%, dated 12/31/12, due 1/2/13, maturity value $32,587,199	32,587,000	32,587,000

TOTAL SHORT-TERM INVESTMENTS (Cost $35,243,902)		$35,243,902

TOTAL INVESTMENTS (Cost $2,455,901,450)	99.7%	$2,687,452,704

OTHER ASSETS LESS LIABILITIES	0.3%	7,264,447

NET ASSETS	100.0%	$2,694,717,151

(a)	Non-income producing
(b)

Subordinated Mandatory and Contingent Convertible Securities (MACCS) received through a rights offering on July 31, 2012. The MACCS will be mandatorily converted into Credit Suisse Group AG shares on March 29, 2013. Each MACCS has a principal amount of CHF 1,000 and bears interest equivalent to a rate of 4% per annum, payable upon conversion of the MACCS. This security (0.1% of net assets) is deemed to be illiquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Board of Trustees.

(c)	Repurchase agreement is collateralized by U.S. Treasury Note 0.25%, 4/3014. Total collateral value is $33,241,500.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

Forward Foreign Currency Contracts

As of December 31, 2012, open forward foreign currency contracts are summarized as follows:

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation
Contracts to sell Japanese Yen:
Deutsche Bank	1/23/2013	6,061,524	480,000,000	$520,307
UBS	1/23/2013	6,183,668	490,000,000	527,009
Barclays	3/6/2013	5,485,363	450,000,000	288,724

				$1,336,040

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012
ASSETS:
Investments, at value (cost $2,455,901,450)	$2,687,452,704
Cash denominated in foreign currency (cost $443)	446
Receivable for investments sold	727,477
Unrealized appreciation on foreign currency contracts	1,336,040
Receivable for Fund shares sold	3,012,271
Dividends and interest receivable	4,665,586
Prepaid expenses and other assets	13,357

2,697,207,881

LIABILITIES:
Payable for Fund shares redeemed	951,038
Management fees payable	1,342,132
Accrued expenses	197,560

2,490,730

NET ASSETS	$2,694,717,151

NET ASSETS CONSIST OF:
Paid in capital	$2,461,863,960
Undistributed net investment income	305,276
Accumulated net realized loss	(357,864)
Net unrealized appreciation	232,905,779

$2,694,717,151

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	299,715,343
Net asset value per share	$8.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2012
INVESTMENT INCOME:
Dividends (net of foreign taxes of $2,853,329)	$56,786,099
Interest	70,254

56,856,353

EXPENSES:
Management fees	13,233,494
Custody and fund accounting fees	226,862
Transfer agent fees	242,958
Professional services	154,341
Shareholder reports	34,220
Registration fees	150,335
Trustees’ fees	190,500
Miscellaneous	76,523

14,309,233

NET INVESTMENT INCOME	42,547,120

REALIZED AND UNREALIZED GAIN:
Net realized gain (net of foreign taxes of $83,097)
Investments	45,961,491
Foreign currency transactions	1,133,844
Net change in unrealized appreciation/depreciation
Investments	333,522,857
Foreign currency transactions	816,103

Net realized and unrealized gain	381,434,295

NET INCREASE IN NET ASSETS FROM OPERATIONS	$423,981,415

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$42,547,120	$37,205,930
Net realized gain	47,095,335	81,109,924
Net change in unrealized appreciation/depreciation	334,338,960	(358,037,218)

	423,981,415	(239,721,364)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(42,084,059)	(35,098,359)
Net realized gain	(48,458,943)	(12,720,210)

Total distributions	(90,543,002)	(47,818,569)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	761,898,134	625,171,940
Reinvestment of distributions	87,874,010	46,192,193
Cost of shares redeemed	(363,483,545)	(325,573,001)

Net increase from Fund share transactions	486,288,599	345,791,132

Total increase in net assets	819,727,012	58,251,199

NET ASSETS:
Beginning of year	1,874,990,139	1,816,738,940

End of year (including undistributed net investment income of $305,276 and $88,406, respectively)	$2,694,717,151	$1,874,990,139

SHARE INFORMATION:
Shares sold	88,250,537	72,510,079
Distributions reinvested	9,742,130	6,102,007
Shares redeemed	(42,378,520)	(38,661,666)

Net increase in shares outstanding	55,614,147	39,950,420

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost, which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value per share (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most non-U.S. exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is no historical precedent for collecting such reclaims and the amount, if any, that the Fund might recover is uncertain. Such amounts, if and when received, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Forward foreign currency contracts A forward foreign currency contract represents an obligation to purchase or sell a specific foreign currency at a future date and at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the year, the Fund maintained foreign currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Japanese Yen and Swiss Francs. These forward foreign currency contracts had U.S. dollar total values of approximately 1% of net assets during the year.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions include the following: holding/disposing of foreign currency and forward foreign currency contracts, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2012:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$153,120,279	$166,808,799
Consumer Staples	26,632,472	46,537,042
Energy	127,567,127	—
Financials	312,249,398	352,401,415
Health Care	152,274,347	235,471,234
Industrials	77,293,832	141,054,996
Information Technology	360,380,835	71,246,202
Materials	82,660,585	90,507,541
Telecommunication Services	78,852,098	137,326,704
Preferred Stocks
Energy	36,112,230	—
Financials	—	3,711,666
Short-term Investments
Money Market Fund	2,656,902	—
Repurchase Agreement	—	32,587,000

Total Securities	$1,409,800,105	$1,277,652,599

Other Financial Instruments
Forward Foreign Currency Contracts	$—	$1,336,040	(b)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at December 31, 2012 and 2011, and there were no transfers to Level 3 during the year.

(b)	Represents net unrealized appreciation on forward foreign currency contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, foreign capital gain taxes, and foreign currency realized gain (loss). At December 31, 2012, the cost of investments for federal income tax purposes was $2,466,517,298.

Distributions during the years ended December 31, 2012 and 2011, were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Ordinary income	$43,399,487	$35,098,359
	($0.150 per share)	($0.149 per share)

Long-term capital gain	$47,143,515	$12,720,210
	($0.162 per share)	($0.054 per share)

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$452,492,220
Unrealized depreciation	(231,556,814)

Net unrealized appreciation	220,935,406
Undistributed ordinary income	365,710
Undistributed long-term capital gain	11,533,589

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. (The Fund had net capital gains in 2011 and 2012.)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All the Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2012, amounted to $8,899 and is reflected as a Miscellaneous

Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2012, purchases and sales of securities, other than short-term securities, aggregated $711,572,310 and $268,888,715, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund will adopt Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. Management believes the adoption of these ASUs will not have a material impact on the Fund’s financial statements.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Year Ended December 31,				May 1, 2008 (inception) through December 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of period	$7.68	$8.90	$7.91	$5.34	$10.00
Income from investment operations:
Net investment income	0.15	0.16	0.08	0.06	0.04
Net realized and unrealized gain (loss)	1.48	(1.18)	0.99	2.57	(4.66)

Total from investment operations	1.63	(1.02)	1.07	2.63	(4.62)

Distributions to shareholders from:
Net investment income	(0.15)	(0.15)	(0.08)	(0.06)	(0.04)
Net realized gain	(0.17)	(0.05)	—	—	—

Total distributions	(0.32)	(0.20)	(0.08)	(0.06)	(0.04)

Net asset value, end of period	$8.99	$7.68	$8.90	$7.91	$ 5.34

Total return	21.11%	(11.39)%	13.51%	49.18%	(46.21)%
Ratios/supplemental data:
Net assets, end of period (millions)	$2,695	$1,875	$1,817	$914	$468
Ratio of expenses to average net assets	0.65%	0.66%	0.69%	0.74%	0.87	%(a)
Ratio of net investment income to average net assets	1.93%	1.94%	1.19%	1.09%	1.39	%(a)
Portfolio turnover rate	12%	19%	14%	20%	10%
(a)	Annualized

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Global Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2013

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

SPECIAL 2012 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2012, the Fund elected to pass through to shareholders foreign source income of $42,342,989 and foreign taxes paid of $2,936,426.

The Fund designates up to a maximum of $58,401,318 of its distributions paid to shareholders in 2012 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 39% of its ordinary dividends paid to shareholders in 2012 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2012, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2013. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 1, 2012, and again on December 12, 2012, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $120 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board also reviewed recent performance in the context of long-term investment goals. The Board noted that each Fund’s short-term (one-year) performance relative to its benchmark and peer group had improved since the previous year’s review. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 16

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to separate accounts, differences in regulatory, litigation, and other risks as between mutual funds and separate accounts, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2012 are projected to decrease slightly from 2011. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of

PAGE 17 ▪ DODGE & COX GLOBAL STOCK FUND

each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (60)	Chairman, President, and Trustee (Trustee since 2005)	Chairman (since 2011), Chief Executive Officer (since 2010), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC)	—
Dana M. Emery (51)	Senior Vice President and Trustee (Trustee since 1993)	Co-President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (69)	Trustee (Trustee since 1985)	Chairman Emeritus (since 2011), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Investment Policy Committee (GIPC) (since 2008), International Investment Policy Committee (IIPC), and FIIPC (until 2008)	—
Charles F. Pohl (54)	Senior Vice President (Officer since 2004)	Co-President (since 2011), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (53)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (55)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer (since 2007) of Dodge & Cox; Fund Administration and Accounting Senior Manager (until 2007)	—
Thomas M. Mistele (59)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (37)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (until 2008)	—
INDEPENDENT TRUSTEES
L. Dale Crandall (71)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgepoint Education, Inc. (education services) (2008-present)
Thomas A. Larsen (63)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (52)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (2005-present); Director, Glu Mobile, Inc. (multimedia software) (2005-present); Director, Netflix, Inc. (video services) (2010-present); Director, MoneyGram International, Inc. (business services) (2010-present); Director, Solazyme Inc. (renewable oils) (since 2011)
Robert B. Morris III (60)	Trustee (Since 2011)	Advisory Director, The Presidio Group (previously Presidio Financial Partners) (since 2005)	—
John B. Taylor (66)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 19 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/12 ISF AR       Printed on recycled paper

2012

Annual Report

December 31, 2012

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 17.2% for the six months ending December 31, 2012, compared to a return of 14.0% for the MSCI EAFE (Europe, Australasia, Far East) Index. For 2012, the Fund had a total return of 21.0%, compared to 17.3% for the MSCI EAFE. At year end, the Fund had net assets of $40.6 billion with a cash position of 1.3%.

MARKET COMMENTARY

During 2012, global equity markets significantly appreciated in both U.S.-dollar and local currency terms. The past year was marked by considerable volatility as investors responded to uncertainty about broad macroeconomic issues, including the fate of the Eurozone, slowing economic growth in China, and the U.S. “fiscal cliff.” And yet, markets were strong—even the areas that were of greatest concern appreciated: MSCI Europe Index (up 19%), MSCI European Financials Index (up 33%), and MSCI China Index (up 23%). Company fundamentals remain strong with robust corporate balance sheets and cash flows. Furthermore, valuations are low. At year end, the MSCI EAFE was trading at 12 times forward earnings with a dividend yield of 3.4%.

INVESTMENT STRATEGY

As investors, we are constantly weighing what we are buying (company fundamentals) with what we are paying (valuation) for each investment opportunity. A great company can be a terrible investment if you pay too much. Every investment has a range of outcomes, and it is impossible to know what will happen in the future. As a result, we want to purchase securities that are inexpensive enough to embed what could potentially go wrong, while also not paying too much for what could go right.

A low valuation often signals that investors are concerned about the company’s fundamentals. We believe bottom-up research is the best way to identify whether a company’s long-term fundamentals are appropriately incorporated into its stock price. Through meetings with management, competitors, customers, and suppliers, our global industry analysts build an in-depth understanding of individual companies. Our equity analysts work with our fixed income team to evaluate potential downside and access to capital; this collaboration provides an advantage, especially when a company is under stress. Furthermore, we keenly focus on governance to understand how our interests align with those of key stakeholders.

Our global equity analysts advocate investment ideas within a team decision-making process. This team-based approach provides checks and balances, tests our conviction, and broadens our knowledge base over time. Our collective judgment and experience, which have been built over decades, are key to constructing the portfolio. Recognizing that it is often impossible to time the bottom (or top) of the market, we are patient and often move incrementally to revisit and retest our thinking.

We think it is important to have a long-term investment horizon because short-term market movements can be driven by unpredictable investor sentiment, whereas the true value of a company tends to be reflected over time. Using a three- to five-year horizon, we look to identify companies that have attractive valuations and potential drivers for their fundamental value to be recognized by investors. We think like long-term owners of a business and, hence, have had low turnover in the Fund (the Fund’s average holding period has been seven years).

As a result of our investment framework, the Fund is overweight in three areas of the market that we believe are particularly compelling: Technology, Media, and Telecom (28.7% of the Fund compared to 10.8% for the MSCI EAFE)(a), European Financials (18.3% compared to 13.4% for the MSCI EAFE), and the Pharmaceuticals industry (15.5% of the Fund compared to 8.2% for the MSCI EAFE).

Technology, Media, and Telecom (TMT)

During the year, the Fund added to several TMT holdings that we believe have attractive long-term growth prospects in relation to their valuation. One such example(b) is Millicom International Cellular (incorporated in Luxembourg), a 1.0% position in the Fund. The company is a wireless telecommunication operator that provides prepaid cellular services to more than 30 million customers in 13 emerging market countries, primarily in Latin America and Africa.

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Increased economic development and rising personal incomes are augmenting demand for communication services in these regions. Millicom has strong cash flows and attractive returns on capital with a multiple of 14 times forward earnings.

Among the Fund’s holdings in the Information Technology sector, there are a handful of investments marked by high uncertainty and a wide range of potential investment outcomes. As a result, these companies are trading at exceptionally low valuations. For example, Nokia, a 1.3% position in the Fund, traded at 0.3 times sales and 2.6 times R&D spending at year end. Nokia is the world’s second largest manufacturer of mobile telephones with sales in more than 150 countries. We acknowledge that the company is facing serious headwinds and has lost market share in mobile devices due to fierce competition and a lack of smartphone offerings; investors are understandably skeptical about Nokia’s prospects. However, there is also evidence that Nokia has long-term investment merit. First, the management team has a strong sense of urgency and understands change needs to occur. They are implementing a restructuring plan designed to improve revenue growth, profitability, and free cash flow generation. Second, Nokia has partnered with Microsoft to use the Windows Mobile operating system, which should help Nokia compete more effectively in the high-end smartphone market. Third, we believe Nokia has sufficient resources to bridge the company’s long-term transition.

European Financials

Investing when there is a high degree of uncertainty and a wide range of outcomes can yield outsized investment returns, as is illustrated by our additions to the Fund’s holdings in European Financials during 2012. The Fund is now significantly overweight in European Financials.

As we discussed in our Semi-Annual Report, investor concerns about the outlook for the Eurozone caused European bank share prices to come under pressure and valuations were quite low—typically 50 to 70 percent of book value. Yet, fundamentals had improved for many banks and included more stable funding and healthier capital ratios.

Financials was the best performing sector of the market in 2012, with European Financials particularly strong (MSCI European Financials Index up 33%). The share price recovery occurred as investors’ fears about the Eurozone receded; yet, issues remain and include slow economic growth, a low interest rate environment, regulatory changes, and the possibility of fines and litigation. If we had waited for complete visibility on all issues, we would have missed this sizeable investment opportunity. We believe the Fund’s European Financials holdings remain attractive investment opportunities when we weigh valuation against long-term fundamentals.

Pharmaceuticals Industry

The Fund has been overweight in Pharmaceuticals since 2007, which turned out to be a few years early in hindsight. Our persistence in adding resulted in a significant overweight position in the industry when it started outperforming in 2011. Since share prices have recently increased substantially, we have used some of the profits to fund other investments.

We still see long-term investment opportunity and remain overweight in the industry due to low relative valuations and attractive growth prospects. The Fund’s Pharmaceuticals holdings traded at approximately 11 times forward earnings with a 3.5% dividend yield. Drug approvals are coming through the research pipeline, and top-line growth is materializing. Moreover, the Fund’s Pharmaceuticals holdings derive approximately 20 to 30 percent of their revenues from emerging markets, which are collectively growing at double-digit rates. Per capita consumption of drugs is low in most emerging markets, and governments and consumers have demonstrated a tendency to allocate more spending to health care as consumer purchasing power increases.

IN CLOSING

Despite current economic uncertainties, we are highly enthusiastic about the long-term prospects for equities. Global equity markets are trading at attractive valuations, which more than embed present concerns in our opinion. Our bottom-up research is the foundation, our long-term horizon provides the framework, and our team decision-making process enables us to maintain conviction in the midst of investor pessimism. Using this approach, we have identified long-term investment opportunities and are excited about the prospects for the Fund’s holdings. Acknowledging that markets could continue to be volatile

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

over the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Diana S. Strandberg, Senior Vice President

January 29, 2013

(a)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2012.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

ANNUAL PERFORMANCE REVIEW

Key Contributors to Relative Results

▪

The Fund’s holdings in the Materials sector (up 55% versus up 14% for the MSCI EAFE sector), especially holdings in the Construction Materials industry and the Fund’s underweight position in the Metals & Mining industry, helped results. Notable contributors included Cemex (up 90%), Lafarge (up 82%), and Lanxess (up 70%).

▪

The best performing sector of the market was Financials. The Fund’s holdings in this sector (up 41% compared to up 33% for the MSCI EAFE sector) aided results, especially holdings in Europe, the United Kingdom, and emerging markets. Yapi Kredi (up 105%), Sabanci Holding (up 94%), Aegon (up 65%), and Barclays (up 60%) were among the notable contributors.

▪

The Fund’s average overweight position (16% versus 10%) and holdings in the Health Care sector (up 23% compared to up 17% for the MSCI EAFE sector) contributed to results. Bayer (up 51%) and Sanofi (up 32%) were especially strong.

▪	Additional contributors included Naspers (up 47%), Schneider Electric (up 41%), and Philips Electronics (up 30%).

Key Detractors from Relative Results

▪

The Fund’s overweight position and holdings in the Information Technology sector (down 10% compared to up 8% for the MSCI EAFE sector) significantly hindered performance. Hewlett-Packard (down 43%), Nintendo (down 22%), and Nokia (down 17%) were particularly weak.

▪	Additional detractors included Nidec (down 32%) and Mitsubishi Electric (down 11%).

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2012

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	21.03%	4.96%	-1.89%	11.63%
MSCI EAFE	17.32	3.56	-3.69	8.21

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 22 developed market country indices, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2012	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,171.50	$3.48
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.93	3.24
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	December 31, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$34.64
Total Net Assets (billions)	$40.6
Expense Ratio	0.64%
Portfolio Turnover Rate	10%
30-Day SEC Yield(a)	2.19%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	90	909
Median Market Capitalization (billions)	$16	$7
Weighted Average Market Capitalization (billions)	$61	$53
Price-to-Earnings Ratio(b)	10.8x	12.1x
Countries Represented	24	22
Emerging Markets (Brazil, China, India, Indonesia, Mexico, South Africa, Thailand, Turkey, United Arab Emirates)	17.0%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Naspers, Ltd. (South Africa)	4.0
Sanofi (France)	3.7
Roche Holding AG (Switzerland)	3.7
Lafarge SA (France)	3.4
Koninklijke Philips Electronics NV (Netherlands)	3.0
Novartis AG (Switzerland)	2.8
GlaxoSmithKline PLC (United Kingdom)	2.7
HSBC Holdings PLC (United Kingdom)	2.7
Bayer AG (Germany)	2.7
Credit Suisse Group AG (Switzerland)	2.6

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	47.8	42.8
United Kingdom	17.9	22.6
Japan	11.7	20.0
Africa/Middle East	7.1	0.5
United States	5.5	0.0
Latin America	4.8	0.0
Pacific (excluding Japan)	3.9	14.1

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	25.2	24.7
Health Care	15.5	9.8
Consumer Discretionary	12.9	10.7
Information Technology	11.5	4.3
Industrials	9.1	12.6
Telecommunication Services	8.5	4.9
Materials	8.2	9.8
Energy	5.4	7.7
Consumer Staples	2.4	11.6
Utilities	0.0	3.9

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2012

COMMON STOCKS: 97.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.9%
AUTOMOBILES & COMPONENTS: 3.7%
Bayerische Motoren Werke AG (Germany)	6,201,400	$598,075,435
Honda Motor Co., Ltd. (Japan)	300,000	11,057,524
Honda Motor Co., Ltd. ADR (Japan)	6,758,400	249,655,296
Mahindra & Mahindra, Ltd. (India)	3,772,581	64,770,177
NGK Spark Plug Co., Ltd.(b) (Japan)	16,720,000	222,197,863
Yamaha Motor Co., Ltd.(b) (Japan)	30,430,000	337,304,591

		1,483,060,886
CONSUMER DURABLES & APPAREL: 1.3%
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	50,305,400	58,842,642
Li Ning Co., Ltd.(a) (Cayman Islands/China)	51,843,900	34,349,031
Panasonic Corp. (Japan)	64,080,534	389,354,050
Sony Corp. (Japan)	5,548,028	62,079,462

		544,625,185
CONSUMER SERVICES: 0.4%
Accor SA (France)	4,958,051	177,848,002

MEDIA: 7.5%
Grupo Televisa SAB ADR (Mexico)	19,680,592	523,110,135
Liberty Global, Inc., Series A(a) (United States)	2,481,805	156,328,897
Liberty Global, Inc., Series C(a) (United States)	3,274,971	192,404,546
Naspers, Ltd.(b) (South Africa)	25,160,895	1,616,659,335
News Corp., Class A (United States)	11,612,792	296,590,708
Television Broadcasts, Ltd.(b) (Hong Kong)	34,015,100	255,324,875

		3,040,418,496

		5,245,952,569
CONSUMER STAPLES: 2.4%
FOOD, BEVERAGE & TOBACCO: 2.4%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	24,488,440	353,413,070
Diageo PLC ADR (United Kingdom)	1,750,100	204,026,658
Unilever PLC (United Kingdom)	11,000,000	417,536,015

		974,975,743
HOUSEHOLD & PERSONAL PRODUCTS: 0.0%(e)
Aderans Co., Ltd.(a),(b) (Japan)	182,300	2,408,625

		977,384,368
ENERGY: 4.5%
Royal Dutch Shell PLC ADR (United Kingdom)	11,069,270	763,226,167
Schlumberger, Ltd. (Curacao/United States)	11,052,217	765,808,116
Total SA (France)	5,868,600	303,744,304

		1,832,778,587

	SHARES	VALUE
FINANCIALS: 25.0%
BANKS: 15.1%
Banco Santander SA (Spain)	50,330,159	$405,816,320
Barclays PLC (United Kingdom)	237,066,217	1,023,742,588
BNP Paribas SA (France)	3,700,000	208,558,473
Erste Group Bank AG(a) (Austria)	3,700,000	118,309,469
HSBC Holdings PLC (United Kingdom)	103,154,921	1,091,051,978
ICICI Bank, Ltd. (India)	3,718,675	78,312,204
Kasikornbank PCL Foreign (Thailand)	82,212,627	521,981,076
Lloyds Banking Group PLC(a) (United Kingdom)	412,000,000	330,126,450
Mitsubishi UFJ Financial Group, Inc. (Japan)	58,099,900	312,643,659
Standard Bank Group, Ltd. (South Africa)	25,862,295	365,947,338
Standard Chartered PLC (United Kingdom)	26,294,877	666,540,082
UniCredit SPA(a) (Italy)	123,651,788	610,603,864
Yapi ve Kredi Bankasi AS(a) (Turkey)	133,779,068	391,087,371

		6,124,720,872
DIVERSIFIED FINANCIALS: 4.1%
Credit Suisse Group AG (Switzerland)	42,183,520	1,058,440,945
Deutsche Boerse AG (Germany)	3,750,000	228,884,907
Haci Omer Sabanci Holding AS (Turkey)	63,602,354	351,558,709

		1,638,884,561
INSURANCE: 4.4%
AEGON NV (Netherlands)	87,459,612	557,363,450
Dai-ichi Life Insurance Co., Ltd. (Japan)	152,693	214,845,903
Swiss Life Holding AG (Switzerland)	1,520,000	202,864,996
Swiss Re AG (Switzerland)	11,291,868	824,128,613

		1,799,202,962
REAL ESTATE: 1.4%
BR Malls Participacoes SA (Brazil)	14,789,100	195,925,917
Hang Lung Group, Ltd. (Hong Kong)	51,625,500	295,755,005
Hang Lung Properties, Ltd. (Hong Kong)	15,464,000	62,002,994

		553,683,916

		10,116,492,311
HEALTH CARE: 15.5%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.5%
Bayer AG (Germany)	11,405,350	1,083,080,838
GlaxoSmithKline PLC (United Kingdom)	10,770,000	233,833,757
GlaxoSmithKline PLC ADR (United Kingdom)	19,853,749	863,042,469

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)

	SHARES	VALUE
Novartis AG (Switzerland)	1,350,000	$85,470,544
Novartis AG ADR (Switzerland)	16,305,000	1,032,106,500
Roche Holding AG (Switzerland)	7,250,400	1,477,087,048
Sanofi (France)	15,924,120	1,510,167,339

		6,284,788,495
INDUSTRIALS: 9.1%
CAPITAL GOODS: 8.2%
Compagnie de Saint-Gobain SA (France)	1,784,591	76,360,114
Koninklijke Philips Electronics NV (Netherlands)	44,610,796	1,196,831,913
Mitsubishi Electric Corp. (Japan)	102,589,800	873,187,325
Nexans SA(b) (France)	1,690,258	76,858,002
Nidec Corp. (Japan)	4,674,200	273,323,117
Schneider Electric SA (France)	9,534,546	711,120,114
Wienerberger AG(b) (Austria)	12,250,041	112,852,632

		3,320,533,217
COMMERCIAL & PROFESSIONAL SERVICES: 0.6%
ADT Corp. (United States)	2,179,460	101,323,095
Tyco International, Ltd. (Switzerland)	5,158,920	150,898,410

		252,221,505
TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	7,314,562	85,580,376
TNT Express NV (Netherlands)	1,406,099	15,905,802

		101,486,178

		3,674,240,900
INFORMATION TECHNOLOGY: 11.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.3%
Infineon Technologies AG(b) (Germany)	66,288,456	537,915,818

SOFTWARE & SERVICES: 1.7%
Amdocs, Ltd. (Guernsey/United States)	6,200,000	210,738,000
Nintendo Co., Ltd. (Japan)	4,303,000	459,131,088

		669,869,088
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.5%
Brother Industries, Ltd.(b) (Japan)	22,885,100	246,914,705
Fujifilm Holdings Corp. (Japan)	10,544,400	212,380,967
Fujitsu, Ltd. (Japan)	100,723,000	422,902,806
Hewlett-Packard Co. (United States)	35,390,200	504,310,350
Kyocera Corp. (Japan)	5,133,900	465,547,962
Nokia Oyj (Finland)	136,229,200	535,734,684
TE Connectivity, Ltd. (Switzerland)	12,270,462	455,479,549
Telefonaktiebolaget LM Ericsson (Sweden)	61,122,200	614,783,191

		3,458,054,214

		4,665,839,120

	SHARES	VALUE
MATERIALS: 8.2%
Akzo Nobel NV (Netherlands)	4,286,253	$282,837,078
BHP Billiton PLC (United Kingdom)	18,501,354	650,128,352
Cemex SAB de CV ADR(a) (Mexico)	24,965,789	246,412,337
Duratex SA (Brazil)	13,460,246	98,342,365
Lafarge SA(b) (France)	21,344,291	1,367,702,546
Lanxess AG(b) (Germany)	4,299,784	376,044,512
Linde AG (Germany)	820,205	143,035,094
Norsk Hydro ASA (Norway)	34,026,190	173,341,268

		3,337,843,552
TELECOMMUNICATION SERVICES: 8.5%
America Movil SAB de CV, Series L (Mexico)	382,200,000	440,261,947
Bharti Airtel, Ltd. (India)	18,268,629	106,272,973
Millicom International Cellular SA SDR (Luxembourg)	4,427,494	384,821,066
MTN Group, Ltd. (South Africa)	39,020,300	820,148,853
PT Telekomunikasi Indonesia TBK (Indonesia)	102,505,700	96,447,851
PT Telekomunikasi Indonesia TBK ADR (Indonesia)	2,306,621	85,229,646
Telecom Italia SPA (Italy)	201,500,000	182,140,038
Telecom Italia SPA-RSP (Italy)	241,023,245	190,722,316
Telefonica SA (Spain)	3,493,082	47,431,635
Telekom Austria AG (Austria)	12,767,576	96,615,829
Vodafone Group PLC (United Kingdom)	396,250,000	996,515,713

		3,446,607,867

TOTAL COMMON STOCKS (Cost $39,713,281,387)		$39,581,927,769

PREFERRED STOCK 1.1%
ENERGY: 0.9%
Petroleo Brasileiro SA ADR (Brazil)	19,216,000	370,868,800

FINANCIALS: 0.2%
DIVERSIFIED FINANCIALS: 0.2%
Credit Suisse Group V, Ltd.(c) (Guernsey/Switzerland)	52,556	79,007,817

TOTAL PREFERRED STOCKS (Cost $421,221,145)		$449,876,617

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2012

SHORT-TERM INVESTMENTS: 1.1%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$40,195,422	$40,195,422

REPURCHASE AGREEMENT: 1.0%
Fixed Income Clearing Corporation(d) 0.11%, dated 12/31/12, due 1/2/13, maturity value $404,841,474	404,839,000	404,839,000

TOTAL SHORT-TERM INVESTMENTS (Cost $445,034,422)		$445,034,422

TOTAL INVESTMENTS (Cost $40,579,536,954)	99.8%	$40,476,838,808

OTHER ASSETS LESS LIABILITIES	0.2%	79,351,885

NET ASSETS	100.0%	$40,556,190,693

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)

Subordinated Mandatory and Contingent Convertible Securities (MACCS) received through a rights offering on July 31, 2012. The MACCS will be mandatorily converted into Credit Suisse Group AG shares on March 29, 2013. Each MACCS has a principal amount of CHF 1,000 and bears interest equivalent to a rate of 4% per annum, payable upon conversion of the MACCS. This security (0.2% of net assets) is deemed to be illiquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Board of Trustees.

(d)	Repurchase agreement is collateralized by U.S. Treasury Note 0.25%-1.25%, 4/15/14-4/30/14. Total collateral value is $412,936,388.
(e)	Rounds to 0.0%

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

SDR: Swedish Depository Receipt

Forward Foreign Currency Contracts

As of December 31, 2012, open forward foreign currency contracts are summarized as follows:

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation
Contracts to sell Japanese Yen:
Deutsche Bank	1/23/2013	252,563,520	20,000,000,000	$21,679,471
UBS	1/23/2013	257,442,485	20,400,000,000	21,940,756
Barclays	3/6/2013	237,699,073	19,500,000,000	12,511,385

				$56,131,612

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012
ASSETS:
Investments, at value
Unaffiliated issuers (cost $36,146,046,632)	$35,268,221,287
Affiliated issuers (cost $4,433,490,322)	5,208,617,521

40,476,838,808
Cash denominated in foreign currency (cost $2,552,157)	2,553,240
Receivable for investments sold	57,017,192
Unrealized appreciation on foreign currency contracts	56,131,612
Receivable for Fund shares sold	73,799,718
Dividends and interest receivable	80,759,413
Prepaid expenses and other assets	238,215

40,747,338,198

LIABILITIES:
Payable for investments purchased	26,157,507
Payable for Fund shares redeemed	142,045,798
Management fees payable	20,399,881
Accrued expenses	2,544,319

191,147,505

NET ASSETS	$40,556,190,693

NET ASSETS CONSIST OF:
Paid in capital	$47,215,944,615
Undistributed net investment income	7,563,230
Accumulated net realized loss	(6,620,785,464)
Net unrealized depreciation	(46,531,688)

$40,556,190,693

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,170,912,413
Net asset value per share	$34.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2012
INVESTMENT INCOME:
Dividends (net of foreign taxes of $78,491,561)
Unaffiliated issuers	$1,053,461,133
Affiliated issuers	66,830,225
Interest	1,212,721

1,121,504,079

EXPENSES:
Management fees	227,863,650
Custody and fund accounting fees	4,887,733
Transfer agent fees	6,502,123
Professional services	251,720
Shareholder reports	1,165,200
Registration fees	202,330
Trustees’ fees	190,500
Miscellaneous	1,697,600

242,760,856

NET INVESTMENT INCOME	878,743,223

REALIZED AND UNREALIZED GAIN:
Net realized gain (net of foreign taxes of $4,085,256)
Investments in unaffiliated issuers	1,065,874,019
Investments in affiliated issuers	125,627,769
Foreign currency transactions	28,526,626
Net change in unrealized appreciation/depreciation
Investments (including net decrease in accrued foreign capital gain tax of $26,523,074)	5,107,712,370
Foreign currency transactions	44,043,735

Net realized and unrealized gain	6,371,784,519

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,250,527,742

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$878,743,223	$942,899,856
Net realized gain	1,220,028,414	1,191,103,633
Net change in unrealized appreciation/depreciation	5,151,756,105	(9,288,886,801)

	7,250,527,742	(7,154,883,312)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(865,782,642)	(922,003,327)
Net realized gain	—	—

Total distributions	(865,782,642)	(922,003,327)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	6,188,958,946	8,672,373,099
Reinvestment of distributions	744,920,426	791,899,770
Cost of shares redeemed	(8,685,963,235)	(8,870,305,644)

Net increase (decrease) from Fund share transactions	(1,752,083,863)	593,967,225

Total increase (decrease) in net assets	4,632,661,237	(7,482,919,414)

NET ASSETS:
Beginning of year	35,923,529,456	43,406,448,870

End of year (including undistributed net investment income of $7,563,230 and $3,255,825, respectively)	$40,556,190,693	$35,923,529,456

SHARE INFORMATION:
Shares sold	194,599,589	255,279,422
Distributions reinvested	21,566,891	27,372,961
Shares redeemed	(273,859,180)	(269,547,993)

Net increase (decrease) in shares outstanding	(57,692,700)	13,104,390

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value per share (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most non-U.S. exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is no historical precedent for collecting such reclaims and the amount, if any, that the Fund might recover is uncertain. Such amounts, if and when received, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Forward foreign currency contracts A forward foreign currency contract represents an obligation to purchase or sell a specific foreign currency at a future date and at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the year, the Fund maintained foreign currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Japanese Yen and Swiss Francs. These forward foreign currency contracts had U.S. dollar total values ranging from 1% to 3% of net assets.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions include the following: holding/disposing of foreign currency and forward foreign currency contracts, the difference between the trade and

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2012:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$1,476,932,224	$3,769,020,345
Consumer Staples	204,026,658	773,357,710
Energy	1,529,034,283	303,744,304
Financials	—	10,116,492,311
Health Care	1,895,148,969	4,389,639,526
Industrials	337,801,881	3,336,439,019
Information Technology	1,170,527,899	3,495,311,221
Materials	246,412,337	3,091,431,215
Telecommunication Services	525,491,593	2,921,116,274
Preferred Stocks
Energy	370,868,800	—
Financials	—	79,007,817
Short-term Investments
Money Market Fund	40,195,422	—
Repurchase Agreement	—	404,839,000

Total Securities	$7,796,440,066	$32,680,398,742

Other Financial Instruments
Forward Foreign Currency Contracts	$—	$56,131,612	(b)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at December 31, 2012 and 2011, and there were no transfers to Level 3 during the year.

(b)	Represents net unrealized appreciation on forward foreign currency contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, foreign capital gain taxes, and foreign currency realized gain (loss). At December 31, 2012, the cost of investments for federal income tax purposes was $40,644,237,814.

Distributions during the years ended December 31, 2012 and 2011, were characterized as follows for federal income tax purposes.

	Year Ended December 31, 2012	Year Ended December 31, 2011
Ordinary income	$865,782,642	$922,003,327
	($0.747 per share)	($0.759 per share)

Long-term capital gain	—	—

At December 31, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$7,615,055,279
Unrealized depreciation	(7,782,454,284)

Net unrealized depreciation	(167,399,005)
Undistributed ordinary income	7,563,230
Capital loss carryforward(a)	(6,499,952,993)
(a)

Represents accumulated capital loss as of December 31, 2012, which may be carried forward to offset future capital gains. During 2012, the Fund utilized $1,220,709,266 of the capital loss carryforward. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2017	$5,379,832,764
Expiring in 2018	1,120,120,229

$6,499,952,993

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. (The Fund had net capital gains in 2011 and 2012.)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2012, amounted to $155,445 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2012, purchases and sales of securities, other than short-term securities, aggregated $3,678,744,968 and $5,490,936,933 respectively.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund will adopt Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. Management believes the adoption of these ASUs will not have a material impact on the Fund’s financial statements.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2012. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Co., Ltd (Japan)	3,417,400	—	(3,235,100)	182,300	$—	(b)	$—	(c)
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	25,888,440	—	(1,400,000)	24,488,440	5,154,851		—	(c)
Brother Industries, Ltd. (Japan)	22,885,100	—	—	22,885,100	6,366,429		246,914,705
Corporacion Geo SAB de CV, Series B (Mexico)	50,305,400	—	—	50,305,400	—	(b)	58,842,642
Infineon Technologies AG (Germany)	62,194,266	5,000,000	(905,810)	66,288,456	9,791,494		537,915,818
Lafarge SA (France)	16,454,291	5,090,000	(200,000)	21,344,291	11,619,287		1,367,702,546
Lanxess AG (Germany)	4,839,784	—	(540,000)	4,299,784	4,455,200		376,044,512
Naspers, Ltd. (South Africa)	27,360,895	—	(2,200,000)	25,160,895	9,419,144		1,616,659,335
NGK Spark Plug Co., Ltd. (Japan)	16,720,000	—	—	16,720,000	4,263,741		222,197,863
Nexans SA (France)	1,391,332	298,926	—	1,690,258	1,654,999		76,858,002
Television Broadcasts, Ltd. (Hong Kong)	35,625,100	—	(1,610,000)	34,015,100	10,674,816		255,324,875
Wienerberger AG (Austria)	11,254,341	995,700	—	12,250,041	1,466,497		112,852,632
Yamaha Motor Co., Ltd. (Japan)	27,230,000	3,200,000	—	30,430,000	1,963,767		337,304,591

					$66,8330,225		$5,208,617,521

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$29.24	$35.71	$31.85	$21.90	$46.02
Income from investment operations:
Net investment income	0.76	0.78	0.51	0.41	0.97
Net realized and unrealized gain (loss)	5.39	(6.49)	3.85	9.98	(22.57)

Total from investment operations	6.15	(5.71)	4.36	10.39	(21.60)

Distributions to shareholders from:
Net investment income	(0.75)	(0.76)	(0.50)	(0.44)	(0.94)
Net realized gain	—	—	—	—	(1.58)

Total distributions	(0.75)	(0.76)	(0.50)	(0.44)	(2.52)

Net asset value, end of year	$34.64	$29.24	$35.71	$31.85	$21.90

Total return	21.03%	(15.97)%	13.69%	47.46%	(46.68)%
Ratios/supplemental data:
Net assets, end of year (millions)	$40,556	$35,924	$43,406	$36,748	$25,020
Ratio of expenses to average net assets	0.64%	0.64%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	2.31%	2.23%	1.58%	1.58%	2.37%
Portfolio turnover rate	10%	16%	15%	21%	35%

See accompanying Notes to Financial Statements

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2013

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

SPECIAL 2012 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2012, the Fund elected to pass through to shareholders foreign source income of $1,209,781,865 and foreign taxes paid of $82,576,817.

The Fund designates up to a maximum of $1,176,537,669 of its distributions paid to shareholders in 2012 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 2% of its ordinary dividends paid to shareholders in 2012 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2012, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2013. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 1, 2012, and again on December 12, 2012, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $120 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board also reviewed recent performance in the context of long-term investment goals. The Board noted that each Fund’s short-term (one-year) performance relative to its benchmark and peer group had improved since the previous year’s review. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to separate accounts, differences in regulatory, litigation, and other risks as between mutual funds and separate accounts, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2012 are projected to decrease slightly from 2011. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 20

benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 21 ▪ DODGE & COX INTERNATIONAL STOCK FUND

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DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (60)	Chairman, President, and Trustee (Trustee since 2005)	Chairman (since 2011), Chief Executive Officer (since 2010), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC)	—
Dana M. Emery (51)	Senior Vice President and Trustee (Trustee since 1993)	Co-President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (69)	Trustee (Trustee since 1985)	Chairman Emeritus (since 2011), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Investment Policy Committee (GIPC) (since 2008), International Investment Policy Committee (IIPC), and FIIPC (until 2008)	—
Charles F. Pohl (54)	Senior Vice President (Officer since 2004)	Co-President (since 2011), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (53)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (55)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer (since 2007) of Dodge & Cox; Fund Administration and Accounting Senior Manager (until 2007)	—
Thomas M. Mistele (59)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (37)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (until 2008)	—
INDEPENDENT TRUSTEES
L. Dale Crandall (71)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgepoint Education, Inc. (education services) (2008-present)
Thomas A. Larsen (63)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (52)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (2005-present); Director, Glu Mobile, Inc. (multimedia software) (2005-present); Director, Netflix, Inc. (video services) (2010-present); Director, MoneyGram International, Inc. (business services) (2010-present); Director, Solazyme Inc. (renewable oil) (since 2011)
Robert B. Morris III (60)	Trustee (Since 2011)	Advisory Director, The Presidio Group (previously Presidio Financial Partners) (since 2005)	—
John B. Taylor (66)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 23 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/12 BF AR       Printed on recycled paper

2012

Annual Report

December 31, 2012

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 9.2% for the six months ending December 31, 2012, compared to 4.3% for the Combined Index(a) (a 60/40 blend of stocks and fixed income securities). For 2012, the Fund had a total return of 18.3%, compared to 11.3% for the Combined Index. At year end, the Fund’s net assets of $12.2 billion were invested in 72.9% common stocks, 25.3% fixed income securities, and 1.8% cash.

MARKET COMMENTARY

During 2012, global equity markets appreciated significantly. In spite of considerable volatility during the year as investors reacted to uncertainty about broad macroeconomic and political issues, it was an excellent year for U.S. equities as all sectors of the S&P 500 registered positive returns. Contributing factors included low interest rates, strong corporate balance sheets, reasonable earnings growth, and rising dividends. The U.S. economy, despite its challenges, is relatively healthy compared to many other developed countries around the world. With current valuations still reasonable (14 times 2012 earnings for the S&P 500)(b), we remain optimistic about the long-term outlook for potential equity returns.

In fixed income, investment-grade corporate bonds generated a 9.8%(c) annual return, the highest since 2009. Conversely, the U.S. Treasury sector returned just 2.0% in 2012, reflecting extremely low yields for the sector and superior return opportunities elsewhere. Within the Corporate sector, returns from Financial Institutions (14.7% return) strongly outpaced those of the Industrials (7.6%) and Utility (7.5%) sub-sectors. Agency-guaranteed mortgage-backed securities(d) (MBS) returned 2.6% as a sector, though there was considerable variability in returns within the MBS universe. Lower-coupon MBS outperformed higher coupons as changes to the Home Affordable Refinance Program (HARP) simplified the refinancing process and led to higher prepayment rates for higher coupon MBS.

INVESTMENT STRATEGY

We continue to set the Fund’s asset allocation based on our three- to five-year outlook for the Fund’s equity and fixed income holdings, which favors equities. In fact, the dividend yield for the S&P 500 at year end (2.3%) was higher than the 10-year U.S. Treasury note yield of 1.8%. We are enthusiastic about the long-term prospects for the holdings in the equity portfolio due to the fact that they trade at a discount (11 times forward earnings) to the S&P 500 and have strong earnings growth potential. Accordingly, the Fund maintains a high weighting in equities.

Equity Strategy

The equity portfolio continues to maintain substantial investments in Information Technology (Tech) companies. Our in-depth research and selection of diverse companies in this sector has led to a Tech weighting in the equity portfolio of 21.6%, compared to 19.1% for the S&P 500. These 21 holdings represent an array of software, hardware, internet, and services companies, all trading at what we believe are attractive valuations in relation to their earnings and cash flow potential over the next three to five years. The Tech sector of the S&P 500 appears to be valued near a 20-year low relative to free cash flow, especially in the software area.

The majority of the equity portfolio’s Tech holdings are industry leaders that generate healthy free cash flows that are being used to repurchase shares, pay dividends, repay debt, and/or pursue mergers and acquisitions. For example,(e) more mature companies such as Hewlett-Packard (HP) and Xerox have reduced their cost structures and diversified into technology services in recent years through acquisitions. While shares of HP performed poorly last year, the company’s significantly depressed valuation appears to reflect overly pessimistic expectations about HP’s growth prospects and profits. In spite of the headlines regarding two large write-offs, HP was solidly profitable on a free cash flow basis in 2012. Xerox and HP are valued at only six and four times forward earnings, respectively.

In contrast to mature companies like HP and Xerox, the portfolio also holds eBay and Google, which are profitable, growing rapidly, and investing in further expansion. This dichotomy between “value” and “growth” companies highlights our flexibility. We are willing to look beyond depressed valuations and consider companies

PAGE 1 ▪ DODGE & COX BALANCED FUND

with above-average growth potential that are trading at reasonable valuations. Google, a 1.0% holding, was the largest new purchase in the equity portfolio during 2012. Its dominant competitive position in internet search advertising is complemented by a push into display advertising (e.g., on YouTube and Google Maps) and other web-based businesses. Although it does not sell at a depressed level relative to the overall market, we believe Google’s valuation at 16 times forward earnings does not reflect its strong growth potential.

While Tech is an important area in the equity portfolio, the Fund’s equity holdings remain well diversified. Other areas of emphasis include Financials (e.g., Capital One and Wells Fargo), Pharmaceuticals (e.g., Merck and Sanofi), and Media (e.g., Comcast and Time Warner).

Fixed Income Strategy

Given the low level of yields available in the investment grade bond market, we have positioned the fixed income portfolio with an effective duration that is 73% of the Barclays U.S. Aggregate Bond Index’s duration, the same as a year ago. We believe this defensive positioning vis-à-vis interest rate risk remains prudent. The general level of interest rates is near historic lows (e.g., 1.7% yield for the Barclays Aggregate Bond Index), and Treasury securities with maturities under ten years offer negative real (inflation-adjusted) yields. These levels do not seem sustainable over our investment horizon given the reasonably solid footing of the U.S. economy, the current accommodative U.S. and global monetary policies, and investors’ need for positive, inflation-adjusted returns. In addition, we believe this positioning is appropriate from a risk-reward perspective: with today’s low rates, it would take only a modest uptick in rates over a one-year timeframe to overwhelm earned income and produce a negative return. For example, the 10-year Treasury would need to rise by just 20 bps to create a negative annual return over the next year, and the 30-year Treasury by only 13 bps.

Nevertheless, we continue to see ample long-term opportunity among the portfolio’s corporate holdings. Informing our view is the combination of stronger corporate credit profiles and the attractive incremental yield above Treasuries (e.g., the Fund’s corporate holdings yielded over 3.4%, compared to under 1.2% for a similar-duration Treasury).

Agency MBS. The fixed income portfolio’s biggest strategy shift during 2012 was in the MBS sector, where we reduced the portfolio’s weighting from 42% at the beginning of the year to 30% at year end. Almost all of this reduction occurred in the first half of the year as we identified changes to U.S. mortgage financing policy that could meaningfully increase the prepayment rates of a portion of the portfolio’s holdings.

The timing of the reduction worked well, as the portfolio’s MBS returned 1.6% in the first half of the year and 0.6% for the second half. The remaining MBS in the portfolio continue to provide incremental yield, relative duration stability, high credit quality, and long-term return prospects that we believe are better than short-duration investment alternatives.

Corporates. More than 80% of the portfolio’s absolute return in 2012 was generated by holdings within the Corporate sector. Corporate yield premiums in the Barclays U.S. Aggregate began the year at 234 basis points(f) (bps) above Treasuries and contracted to 141 bps by year end. This rally was driven partly by improvements in corporate fundamentals but mostly by a significant change in market sentiment. The repricing of corporate bond risk was most pronounced among lower-rated, bank, and European-domiciled holdings where valuations had declined substantially in the uncertain market environment of late 2011. These are also areas where we have built significant positions over time. The portfolio’s corporate holdings as a whole returned 15.0% in 2012, compared to less than 9.8% for the Barclays Corporate Index.

We reduced the portfolio’s 54% corporate weighting by five percentage points in the second half of 2012, as we selectively trimmed certain holdings after a period of strong performance. We also identified a number of interesting investments in securities of non-U.S. issuers, including Petrobras, Korean Import-Export Bank, and Lloyds (since sold).

IN CLOSING

We remain optimistic about the long-term return potential for equities and have weighted the Fund’s holdings accordingly. Even after a strong year for stocks in 2012, the S&P 500 was trading at 13 times forward earnings, which was still modestly below its long-term average multiple. Technological innovation continues to drive global demand for new products and services.

DODGE & COX BALANCED FUND ▪ PAGE 2

Emerging markets continue to grow faster than developed markets, creating millions of new middle class and affluent consumers. And the U.S. economy continues to recover from the 2008-2009 global financial crisis and ensuing recession. In contrast, with Treasury rates near historic lows and credit spreads normalizing, future total returns for fixed income securities seem likely to be dependent upon market yields, which are quite low.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

January 29, 2013

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

(b)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2012.
(c)	Sector returns as calculated and reported by Barclays.
(d)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(e)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(f)	One basis point (bps) is equal to 1/100th of 1%.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

ANNUAL PERFORMANCE REVIEW

EQUITY PORTFOLIO

▪

The Financials sector was the best performing of the market. Strong relative results for the portfolio’s holdings in this sector (up 40% compared to up 29% for the S&P 500 sector) and an average overweight position (21% versus 14%) helped results. Notable contributors included Bank of America (up 110%), Goldman Sachs (up 43%), and Capital One (up 38%).

▪

Strong relative results for the portfolio’s holdings in the Consumer Discretionary sector (up 37% compared to up 24% for the S&P 500 sector) and an average overweight position (16% versus 11%) contributed to results. Comcast (up 61%), News Corp. (up 44%), and Time Warner (up 36%) were especially strong.

▪

The portfolio’s holdings in the Information Technology sector (up 7% compared to up 15% for the S&P 500 sector) hurt relative results. Hewlett-Packard (down 43%) was the biggest detractor. Nokia (down 13%) and Xerox (down 12%) were also weak.

▪	Relative returns in the Energy sector (down 6% compared to up 5% for the S&P 500 sector) hindered results. Occidental Petroleum (down 16%) and Baker Hughes (down 15%) declined.

FIXED INCOME PORTFOLIO

▪	The portfolio’s substantial overweight to corporate bonds (and to Financial Institutions in particular) strongly benefited relative returns.
▪

Many of the portfolio’s financial sector and lower-rated corporate holdings performed extremely well, including AIG, Bank of America, HSBC, Royal Bank of Scotland, SLM Corp., Sprint Nextel, and Telecom Italia, among others.

▪	The portfolio’s taxable municipal holdings performed extremely well in 2012.

PAGE 3 ▪ DODGE & COX BALANCED FUND

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 26 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is a ten-member committee with an average tenure of 17 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX BALANCED FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2012

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	18.32%	2.18%	6.85%	9.37%
Combined Index(a)	11.30	3.81	6.62	7.77
S&P 500	15.99	1.66	7.10	8.22
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	4.23	5.96	5.19	6.34

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in stocks.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2012	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,091.80	$2.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.45	2.72
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	December 31, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$78.06
Total Net Assets (billions)	$12.2
30-Day SEC Yield(a)	1.76%
Expense Ratio	0.53%
Portfolio Turnover Rate	16%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 27 years, and by the Fixed Income Investment Policy Committee, whose ten members’ average tenure is 17 years.

STOCK PORTFOLIO (72.9%)	Fund
Number of Stocks	74
Median Market Capitalization (billions)	$19
Price-to-Earnings Ratio(b)	11.0x
Foreign Stocks not in the S&P 500(c)	12.3%

SECTOR DIVERSIFICATION (%) (FIVE LARGEST)
Financials	16.8
Information Technology	15.8
Health Care	13.4
Consumer Discretionary	10.9
Energy	5.0

TEN LARGEST STOCKS (%)(d)
Capital One Financial Corp.	2.9
Comcast Corp.	2.8
Wells Fargo & Co.	2.7
Sanofi (France)	2.5
Novartis AG (Switzerland)	2.2
Time Warner, Inc.	2.2
Merck & Co., Inc.	2.2
General Electric Co.	2.1
GlaxoSmithKline PLC (United Kingdom)	2.0
Sprint Nextel Corp.	1.9

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (25.3%)	Fund
Number of Fixed Income Securities	261
Effective Maturity (years)(e)	7.3
Effective Duration (years)(f)	3.7

SECTOR DIVERSIFICATION (%)
U.S. Treasury(e)	2.8
Government-Related	2.3
Mortgage-Related	7.6
Corporate	12.3
Asset-Backed	0.3

CREDIT QUALITY (%)(g)
U.S. Government & U.S. Agency/MBS(e)	10.7
Aaa	0.3
Aa	0.8
A	3.9
Baa	7.1
Ba	1.6
B	0.9

FIVE LARGEST CORPORATE ISSUERS (%)(d)
Bank of America Corp.	0.7
Citigroup, Inc.	0.6
Burlington Northern Santa Fe, LLC	0.5
Macy’s, Inc.	0.5
Dow Chemical Co.	0.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 4.0% of the Fund’s net assets). If exposure to Treasury futures contracts had been included, the effective maturity would be 1.1 years lower.

(f)	Data as presented includes the effect of Treasury futures contracts.
(g)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, Standard & Poor’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, Standard & Poor’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2012

COMMON STOCKS: 72.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 10.9%
CONSUMER DURABLES & APPAREL: 0.5%
Panasonic Corp. ADR(b) (Japan)	6,621,899	$40,194,927
Sony Corp. ADR(b) (Japan)	1,887,225	21,136,920

		61,331,847
MEDIA: 9.2%
Comcast Corp., Class A	9,305,174	347,827,404
DISH Network Corp., Class A(a)	1,533,682	55,826,025
Liberty Global, Inc., Series A(a)	158,521	9,985,238
Liberty Global, Inc., Series C(a)	232,368	13,651,620
McGraw-Hill Companies, Inc.	825,337	45,121,174
News Corp., Class A	7,992,500	204,128,450
Time Warner Cable, Inc.	1,783,883	173,375,588
Time Warner, Inc.	5,633,666	269,458,245

		1,119,373,744
RETAILING: 1.2%
CarMax, Inc.(a)	851,000	31,946,540
J. C. Penney Co., Inc.(a)	2,750,000	54,202,500
Liberty Interactive, Series A(a)	3,139,650	61,788,312

		147,937,352

		1,328,642,943
CONSUMER STAPLES: 1.4%
FOOD & STAPLES RETAILING: 1.1%
Wal-Mart Stores, Inc.	1,931,900	131,813,537

FOOD, BEVERAGE & TOBACCO: 0.3%
Unilever PLC ADR(b) (United Kingdom)	927,400	35,908,928

		167,722,465
ENERGY: 5.0%
Baker Hughes, Inc.	3,462,079	141,391,306
Chevron Corp.	708,579	76,625,733
Occidental Petroleum Corp.	2,069,600	158,552,056
Schlumberger, Ltd. (Curacao/United States)(b)	3,321,521	230,148,190

		606,717,285
FINANCIALS: 16.8%
BANKS: 4.3%
BB&T Corp.	2,429,584	70,725,190
HSBC Holdings PLC ADR(b) (United Kingdom)	970,561	51,507,672
SunTrust Banks, Inc.	2,494,490	70,718,792
Wells Fargo & Co.	9,788,506	334,571,135

		527,522,789
DIVERSIFIED FINANCIALS: 10.6%
Bank of America Corp.	18,085,600	209,792,960
Bank of New York Mellon Corp.	8,739,800	224,612,860
Capital One Financial Corp.	6,132,659	355,264,936
Charles Schwab Corp.	13,199,900	189,550,564
Credit Suisse Group AG ADR(b) (Switzerland)	757,658	18,608,080

	SHARES	VALUE
Goldman Sachs Group, Inc.	1,750,000	$223,230,000
JPMorgan Chase & Co.	1,669,900	73,425,503
Legg Mason, Inc.	215,790	5,550,119

		1,300,035,022
INSURANCE: 1.9%
AEGON NV(b) (Netherlands)	16,684,996	107,451,374
Genworth Financial, Inc., Class A(a)	6,904,200	51,850,542
Metlife, Inc.	2,100,000	69,174,000

		228,475,916

		2,056,033,727
HEALTH CARE: 13.4%
HEALTH CARE EQUIPMENT & SERVICES: 1.0%
Boston Scientific Corp.(a)	12,338,300	70,698,459
Medtronic, Inc.	1,360,200	55,795,404

		126,493,863
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.4%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	5,720,600	248,674,482
Merck & Co., Inc.	6,441,975	263,734,457
Novartis AG ADR(b) (Switzerland)	4,270,000	270,291,000
Pfizer, Inc.	8,481,217	212,708,922
Roche Holding AG ADR(b) (Switzerland)	4,340,000	219,170,000
Sanofi ADR(b) (France)	6,295,165	298,264,918

		1,512,843,779

		1,639,337,642
INDUSTRIALS: 4.8%
CAPITAL GOODS: 2.5%
General Electric Co.	12,358,200	259,398,618
Koninklijke Philips Electronics NV(b) (Netherlands)	1,860,995	49,390,807

		308,789,425
COMMERCIAL & PROFESSIONAL SERVICES: 0.5%
ADT Corp.	587,717	27,322,963
Pitney Bowes, Inc.	362,662	3,858,724
Tyco International, Ltd.(b) (Switzerland)	1,175,434	34,381,445

		65,563,132
TRANSPORTATION: 1.8%
FedEx Corp.	2,364,554	216,876,893

		591,229,450
INFORMATION TECHNOLOGY: 15.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.5%
Maxim Integrated Products, Inc.	1,887,300	55,486,620

SOFTWARE & SERVICES: 8.9%
Adobe Systems, Inc.(a)	3,079,597	116,039,215
Amdocs, Ltd.(b) (Guernsey/United States)	1,406,700	47,813,733

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)

	SHARES	VALUE
AOL, Inc.(a)	959,074	$28,398,181
BMC Software, Inc.(a)	1,646,560	65,302,570
Cadence Design Systems, Inc.(a)	1,945,700	26,286,407
Computer Sciences Corp.	1,783,232	71,418,442
Compuware Corp.(a)	3,345,888	36,369,802
eBay, Inc.(a)	2,275,000	116,070,500
Google, Inc., Class A(a)	131,000	92,927,470
Microsoft Corp.	8,694,900	232,414,677
Symantec Corp.(a)	8,684,000	163,346,040
Synopsys, Inc.(a)	2,835,100	90,269,584

		1,086,656,621
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.4%
Corning, Inc.	5,285,000	66,696,700
Dell, Inc.	3,800,000	38,494,000
Hewlett-Packard Co.	15,550,412	221,593,371
Molex, Inc.	151,600	4,143,228
Molex, Inc., Class A	2,269,828	50,662,561
NetApp, Inc.(a)	3,308,985	111,016,447
Nokia Corp. ADR(b) (Finland)	16,040,260	63,359,027
TE Connectivity, Ltd.(b) (Switzerland)	3,090,536	114,720,696
Xerox Corp.	16,745,150	114,201,923

		784,887,953

		1,927,031,194
MATERIALS: 2.3%
Celanese Corp., Series A	2,245,960	100,012,599
Domtar Corp.	153,391	12,811,216
Dow Chemical Co.	3,634,354	117,462,321
Vulcan Materials Co.	1,116,189	58,097,638

		288,383,774
TELECOMMUNICATION SERVICES: 2.5%
Sprint Nextel Corp.(a)	41,674,100	236,292,147
Vodafone Group PLC ADR(b) (United Kingdom)	2,756,898	69,446,261

		305,738,408
TOTAL COMMON STOCKS (Cost $7,864,970,429)		$8,910,836,888

FIXED INCOME SECURITIES: 25.3%

	PAR VALUE	VALUE
U.S. TREASURY: 2.8%
U.S. Treasury Note
0.625%, 1/31/13	$16,600,000	$16,606,491
0.375%, 7/31/13	85,100,000	85,219,650
0.75%, 8/15/13	62,200,000	62,433,250
0.25%, 10/31/13	55,000,000	55,034,375
0.25%, 11/30/13	61,000,000	61,035,746
0.25%, 1/31/14	66,450,000	66,491,531

		346,821,043

	PAR VALUE	VALUE
GOVERNMENT-RELATED: 2.3%
FEDERAL AGENCY: 0.3%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds
9.75%, 11/15/14	$155,762	$158,087
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	411,760	438,386
Series 97-20F, 7.20%, 6/1/17	651,423	717,791
Series 97-20I, 6.90%, 9/1/17	1,000,791	1,083,781
Series 98-20D, 6.15%, 4/1/18	911,155	991,806
Series 98-20I, 6.00%, 9/1/18	791,395	860,896
Series 99-20F, 6.80%, 6/1/19	845,422	938,569
Series 00-20D, 7.47%, 4/1/20	2,248,062	2,549,449
Series 00-20E, 8.03%, 5/1/20	1,047,877	1,194,895
Series 00-20G, 7.39%, 7/1/20	1,516,078	1,701,418
Series 00-20I, 7.21%, 9/1/20	1,153,435	1,294,544
Series 01-20E, 6.34%, 5/1/21	2,646,948	2,945,208
Series 01-20G, 6.625%, 7/1/21	3,006,634	3,362,766
Series 03-20J, 4.92%, 10/1/23	9,398,215	10,460,626
Series 07-20F, 5.71%, 6/1/27	6,791,917	7,935,741

		36,633,963
FOREIGN AGENCY: 0.2%
Export-Import Bank of Korea(b) (South Korea) 4.00%, 1/11/17	15,000,000	16,265,115
Petroleo Brasileiro SA(b) (Brazil)
5.375%, 1/27/21	11,725,000	13,200,240

		29,465,355
LOCAL AUTHORITY: 1.8%
California Taxable General Obligation
7.50%, 4/1/34	28,825,000	40,088,369
7.55%, 4/1/39	23,350,000	33,666,030
7.30%, 10/1/39	17,000,000	23,556,900
7.625%, 3/1/40	5,500,000	7,945,850
Illinois Taxable General Obligation
4.961%, 3/1/16	1,900,000	2,081,089
5.365%, 3/1/17	26,055,000	29,210,781
5.665%, 3/1/18	19,800,000	22,557,942
Los Angeles Unified School District Taxable General Obligation
6.758%, 7/1/34	19,000,000	25,361,010
New Jersey State Turnpike Authority Revenue Bonds
7.102%, 1/1/41	22,075,000	31,817,360

		216,285,331

		282,384,649
MORTGAGE-RELATED: 7.6%
FEDERAL AGENCY CMO & REMIC: 1.7%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.223%, 2/15/25	604,569	708,740
Trust 1995-2C 3A, 8.793%, 6/15/25	285,607	351,578

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2012

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	$891,627	$1,083,948
Trust 2002-33 A1, 7.00%, 6/25/32	2,787,268	3,264,375
Trust 2002-86, 6.00%, 8/25/32	2,783,588	2,888,643
Trust 2005-W4 1A2, 6.50%, 8/25/35	12,489,348	14,649,955
Trust 2009-66 ET, 6.00%, 5/25/39	23,226,463	25,214,834
Trust 2001-T7 A1, 7.50%, 2/25/41	2,585,604	2,912,018
Trust 2001-T4 A1, 7.50%, 7/25/41	2,384,316	2,846,640
Trust 2001-T8 A1, 7.50%, 7/25/41	2,547,448	2,781,657
Trust 2001-W3 A, 7.00%, 9/25/41	2,132,883	2,524,350
Trust 2001-T10 A2, 7.50%, 12/25/41	2,451,162	2,872,923
Trust 2002-W6 2A1, 6.595%, 6/25/42	2,573,925	2,923,169
Trust 2002-W8 A2, 7.00%, 6/25/42	2,995,986	3,440,797
Trust 2003-W2 1A1, 6.50%, 7/25/42	5,079,280	6,124,148
Trust 2003-W2 1A2, 7.00%, 7/25/42	2,037,844	2,485,720
Trust 2003-W4 4A, 7.233%, 10/25/42	3,317,067	3,901,003
Trust 2004-T1 1A2, 6.50%, 1/25/44	3,493,878	4,186,134
Trust 2004-W2 5A, 7.50%, 3/25/44	8,821,761	10,805,272
Trust 2004-W8 3A, 7.50%, 6/25/44	1,292,338	1,527,052
Trust 2009-11 MP, 7.00%, 3/25/49	27,192,747	30,922,694
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	267,843	272,284
Series 1078 GZ, 6.50%, 5/15/21	386,433	422,172
Series (GN) 16 PK, 7.00%, 8/25/23	4,737,838	5,526,465
Series T-48 1A4, 5.538%, 7/25/33	43,823,962	49,666,748
Series T-051 1A, 6.50%, 9/25/43	288,658	328,358
Series T-59 1A1, 6.50%, 10/25/43	16,209,736	18,989,771

		203,621,448
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 5.9%
Fannie Mae, 15 Year
4.00%, 2/1/27	89,219,752	95,564,573
6.00%, 7/1/16-3/1/22	16,535,799	17,707,359
6.50%, 12/1/14-11/1/18	20,473,083	21,966,624
7.00%, 11/1/18	1,601,667	1,736,907
7.50%, 9/1/15-8/1/17	7,740,706	8,225,335
Fannie Mae, 20 Year
6.50%, 1/1/22-10/1/26	7,031,447	7,909,919
Fannie Mae, 30 Year
5.50%, 7/1/33-8/1/37	51,316,918	56,161,820
6.00%, 9/1/36-3/1/40	75,897,871	84,307,706
6.50%, 12/1/28-8/1/39	105,367,173	119,131,241
7.00%, 4/1/37-8/1/37	27,738,649	31,988,591
Fannie Mae, Hybrid ARM
2.156%, 1/1/35	5,262,813	5,586,330
2.194%, 9/1/34	3,372,355	3,601,818
2.329%, 12/1/34	3,907,599	4,056,856
2.575%, 1/1/35	2,343,548	2,479,248
2.621%, 8/1/35	3,574,122	3,789,957
4.86%, 8/1/38	10,180,687	10,824,488
Fannie Mae, Multifamily DUS
Pool 555728, 4.021%, 8/1/13	292,658	294,255
Pool 555162, 4.82%, 1/1/13	737,025	737,672

	PAR VALUE	VALUE
Pool 555316, 4.844%, 2/1/13	$246,576	$246,296
Pool 735387, 4.907%, 4/1/15	5,260,089	5,686,613
Pool 555148, 5.026%, 1/1/13	366,526	365,496
Pool 555806, 5.144%, 10/1/13	1,678,980	1,696,545
Pool 461628, 5.32%, 4/1/14	7,335,836	7,571,996
Pool 462086, 5.355%, 11/1/15	19,048,805	20,884,894
Freddie Mac, 30 Year 6.00%, 2/1/39	11,730,931	12,848,937
Freddie Mac, Hybrid ARM
2.709%, 4/1/37	4,709,129	4,903,348
2.985%, 5/1/34	5,776,426	6,169,623
4.723%, 10/1/38	7,576,039	8,103,035
5.607%, 2/1/38	13,137,239	13,942,816
5.871%, 7/1/38	1,957,200	2,099,662
5.976%, 9/1/37	4,812,465	5,211,274
Freddie Mac Gold, 15 Year
4.50%, 9/1/26	33,208,256	35,333,758
6.00%, 2/1/18	2,283,795	2,438,922
6.50%, 7/1/14-3/1/18	9,278,021	9,887,996
7.00%, 4/1/15	1,745	1,773
7.75%, 7/25/21	722,370	830,578
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	11,454,629	12,771,532
Freddie Mac Gold, 30 Year
6.00%, 2/1/38-11/1/39	37,642,313	41,055,967
6.50%, 9/1/18-4/1/33	18,084,933	20,550,595
7.00%, 11/1/37-9/1/38	24,806,607	28,456,080
7.47%, 3/17/23	155,882	180,318
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	1,790,015	2,061,548
7.97%, 4/15/20-1/15/21	936,225	1,079,026

		720,449,327
PRIVATE LABEL CMO & REMIC: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	1,413,920	1,533,605

		925,604,380
ASSET-BACKED: 0.3%
CREDIT CARD: 0.2%
Chase Issuance Trust Series 2012-A8, 0.54%, 10/16/17	31,000,000	30,972,689

STUDENT LOAN: 0.1%
SLM Student Loan Trust Series 2012-E A2A, 2.09%, 6/15/45(d)	7,775,000	7,857,306

		38,829,995
CORPORATE: 12.3%
FINANCIALS: 5.1%
Ally Financial, Inc. 4.50%, 2/11/14	43,330,000	44,575,737
American International Group, Inc.
4.25%, 9/15/14	4,750,000	5,003,645
8.25%, 8/15/18	20,485,000	26,914,955

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2012

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Bank of America Corp.
5.30%, 3/15/17	$37,540,000	$42,221,613
6.625%, 5/23/36(c)	33,500,000	37,548,240
Boston Properties, Inc.
5.625%, 4/15/15	5,900,000	6,479,002
5.875%, 10/15/19	7,960,000	9,493,377
5.625%, 11/15/20	3,850,000	4,554,535
3.85%, 2/1/23	7,800,000	8,193,775
Capital One Financial Corp. 6.75%, 9/15/17	25,085,000	30,635,784
CIGNA Corp.
7.65%, 3/1/23	9,525,000	12,361,116
7.875%, 5/15/27	12,675,000	16,685,481
8.30%, 1/15/33	8,845,000	11,473,112
Citigroup, Inc.
6.125%, 11/21/17	45,475,000	54,122,390
7.875%, 10/30/40(c)	20,528,200	22,860,204
Equity Residential 4.625%, 12/15/21	12,500,000	14,080,163
General Electric Co.
5.50%, 1/8/20	32,095,000	37,991,205
4.375%, 9/16/20	8,475,000	9,458,490
4.625%, 1/7/21	3,350,000	3,799,892
Health Net, Inc. 6.375%, 6/1/17	10,250,000	10,877,813
HSBC Holdings PLC(b) (United Kingdom)
5.10%, 4/5/21	3,625,000	4,280,694
6.50%, 5/2/36	25,990,000	32,471,386
6.50%, 9/15/37	8,940,000	11,158,810
JPMorgan Chase & Co. 8.75%, 9/1/30(c)	23,042,000	31,708,119
Legg Mason, Inc. 6.00%, 5/21/19(d)	14,375,000	15,497,069
Royal Bank of Scotland Group PLC(b) (United Kingdom)
4.375%, 3/16/16	7,900,000	8,547,879
5.625%, 8/24/20	13,250,000	15,382,906
6.125%, 1/11/21	5,155,000	6,228,152
6.125%, 12/15/22	14,100,000	14,882,296
SLM Corp.
6.00%, 1/25/17	14,285,000	15,463,512
8.45%, 6/15/18	15,550,000	18,193,500
Unum Group
7.19%, 2/1/28	8,305,000	9,569,079
7.25%, 3/15/28	2,030,000	2,386,982
6.75%, 12/15/28	11,368,000	13,215,948
Wells Fargo & Co. 6.00%, 11/15/17	13,695,000	16,422,715

		624,739,576
INDUSTRIALS: 7.2%
AT&T, Inc.
6.55%, 2/15/39	5,500,000	7,227,622
5.35%, 9/1/40	18,000,000	20,961,864

	PAR VALUE	VALUE
Boston Scientific Corp.
6.25%, 11/15/15	$1,055,000	$1,188,695
6.40%, 6/15/16	24,811,000	28,519,500
Burlington Northern Santa Fe, LLC(g)
8.251%, 1/15/21	967,526	1,177,426
4.967%, 4/1/23	8,977,507	10,032,661
5.72%, 1/15/24	11,691,064	13,701,555
5.342%, 4/1/24	12,674,199	14,535,068
5.629%, 4/1/24	19,566,681	22,713,239
Canadian Pacific Railway Ltd.(b) (Canada) 5.75%, 1/15/42	4,850,000	5,913,746
Comcast Corp.
6.30%, 11/15/17	5,865,000	7,194,977
5.875%, 2/15/18	4,475,000	5,392,603
6.45%, 3/15/37	4,998,000	6,413,374
6.95%, 8/15/37	1,700,000	2,305,312
Cox Communications, Inc.
5.50%, 10/1/15	4,705,000	5,283,362
5.875%, 12/1/16(d)	24,570,000	28,682,920
3.25%, 12/15/22(d)	2,900,000	2,990,648
CSX Corp. 9.75%, 6/15/20	5,231,000	7,389,760
Dillard’s, Inc.
7.13%, 8/1/18	3,606,000	4,020,690
7.875%, 1/1/23	8,660,000	9,482,700
7.75%, 7/15/26	50,000	52,625
7.75%, 5/15/27	540,000	562,950
7.00%, 12/1/28	15,135,000	15,248,513
Dow Chemical Co.
8.55%, 5/15/19	21,553,000	29,098,188
7.375%, 11/1/29	15,330,000	20,332,828
9.40%, 5/15/39	4,890,000	8,051,057
Eaton Corp. PLC(b) (Ireland)
1.50%, 11/2/17(d)	2,885,000	2,890,894
2.75%, 11/2/22(d)	7,500,000	7,476,855
Enel SPA(b) (Italy) 6.80%, 9/15/37(d)	7,525,000	7,859,863
FedEx Corp.
8.00%, 1/15/19	6,965,000	9,172,933
6.72%, 7/15/23	12,692,545	15,293,444
Ford Motor Credit Co.(g)
5.625%, 9/15/15	23,250,000	25,459,541
5.75%, 2/1/21	25,200,000	29,013,415
HCA, Inc.
6.75%, 7/15/13	4,600,000	4,715,000
5.75%, 3/15/14	200,000	209,000
6.375%, 1/15/15	10,375,000	11,217,969
6.50%, 2/15/16	20,430,000	22,217,625
Hewlett-Packard Co. 3.30%, 12/9/16	14,955,000	15,222,530
Lafarge SA(b) (France)
6.20%, 7/9/15(d)	4,600,000	5,018,345
6.50%, 7/15/16	32,945,000	36,816,037

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS	December 31, 2012

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Liberty Media Corp.
8.50%, 7/15/29	$9,462,000	$10,242,615
8.25%, 2/1/30	7,291,000	7,947,190
Macy’s, Inc. 6.90%, 1/15/32	49,699,000	59,674,266
News Corp.
6.15%, 3/1/37	11,000,000	13,499,915
6.65%, 11/15/37	1,638,000	2,116,612
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	10,281,442
Reed Elsevier PLC(b) (United Kingdom) 8.625%, 1/15/19	22,475,000	28,979,130
Sprint Nextel Corp.
6.00%, 12/1/16	17,100,000	18,596,250
6.90%, 5/1/19	4,225,000	4,605,250
Telecom Italia SPA(b) (Italy)
6.175%, 6/18/14	5,661,000	5,966,694
4.95%, 9/30/14	8,850,000	9,239,400
6.999%, 6/4/18	5,150,000	5,886,450
7.175%, 6/18/19	15,450,000	17,929,725
Time Warner Cable, Inc.
8.75%, 2/14/19	20,265,000	27,340,727
8.25%, 4/1/19	16,145,000	21,484,749
Time Warner, Inc.
7.625%, 4/15/31	26,950,000	37,101,580
7.70%, 5/1/32	8,080,000	11,297,270
Union Pacific Corp.
5.866%, 7/2/30	30,213,352	36,082,873
6.176%, 1/2/31	10,697,413	13,165,699
Vulcan Materials Co.
6.50%, 12/1/16	5,250,000	5,788,125
7.50%, 6/15/21	10,825,000	12,340,500
Xerox Corp.
6.35%, 5/15/18	28,585,000	32,967,109
5.625%, 12/15/19	11,115,000	12,418,345

		876,009,250

		1,500,748,826

TOTAL FIXED INCOME SECURITIES (Cost $2,783,498,584)		$3,094,388,893

SHORT-TERM INVESTMENTS: 1.4%
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	12,198,445	12,198,445

REPURCHASE AGREEMENT: 1.3%
Fixed Income Clearing Corporation(f) 0.11%, dated 12/31/12, due 1/2/13, maturity value $154,696,945	154,696,000	154,696,000

TOTAL SHORT-TERM INVESTMENTS (Cost $166,894,445)		$166,894,445

	PAR VALUE	VALUE
TOTAL INVESTMENTS (Cost $10,815,363,458)	99.6%	$12,172,120,226

OTHER ASSETS LESS LIABILITIES	0.4%	45,184,233

NET ASSETS	100.0%	$12,217,304,459

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, all such securities in total represented $78,273,900 or 0.6% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Fannie Mae 2.50%-2.70%, 3/28/22-9/13/22; U.S. Treasury Note 0.25%-2.125%, 4/30/14-12/31/15. Total collateral value is $157,792,551.
(g)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
10 Year U.S. Treasury Note – Short Position	3,640	Mar 2013	$(483,323,750)	$1,611,071

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012
ASSETS:
Investments, at value (cost $10,815,363,458)	$12,172,120,226
Cash held at broker	3,012,148
Receivable for investments sold	18,217,322
Receivable for Fund shares sold	7,709,779
Receivable from broker for futures variation margin	1,617,514
Dividends and interest receivable	46,863,068
Prepaid expenses and other assets	80,051

12,249,620,108

LIABILITIES:
Payable for Fund shares redeemed	26,071,349
Management fees payable	5,248,141
Accrued expenses	996,159

32,315,649

NET ASSETS	$12,217,304,459

NET ASSETS CONSIST OF:
Paid in capital	$11,873,438,670
Undistributed net investment income	2,236,023
Accumulated net realized loss	(1,016,744,517)
Net unrealized appreciation	1,358,374,283

$12,217,304,459

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	156,508,791
Net asset value per share	$78.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2012
INVESTMENT INCOME:
Dividends (net of foreign taxes of $5,016,118)	$208,998,598
Interest	132,896,267

341,894,865

EXPENSES:
Management fees	62,346,463
Custody and fund accounting fees	669,961
Transfer agent fees	2,319,683
Professional services	142,584
Shareholder reports	295,920
Registration fees	131,432
Trustees’ fees	190,500
Miscellaneous	552,183

66,648,726

NET INVESTMENT INCOME	275,246,139

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	1,096,687,680
Treasury futures contracts	(19,063,592)
Net change in unrealized appreciation/depreciation
Investments	740,641,735
Treasury futures contracts	5,653,933

Net realized and unrealized gain	1,823,919,756

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,099,165,895

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$275,246,139	$315,122,657
Net realized gain	1,077,624,088	185,598,017
Net change in unrealized appreciation/depreciation	746,295,668	(690,775,619)

	2,099,165,895	(190,054,945)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(275,763,170)	(316,115,114)
Net realized gain	—	—

Total distributions	(275,763,170)	(316,115,114)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	943,080,584	1,229,782,857
Reinvestment of distributions	262,462,160	298,241,031
Cost of shares redeemed	(3,032,125,676)	(3,650,564,512)

Net decrease from Fund share transactions	(1,826,582,932)	(2,122,540,624)

Total decrease in net assets	(3,180,207)	(2,628,710,683)

NET ASSETS:
Beginning of year	12,220,484,666	14,849,195,349

End of year (including undistributed net investment income of $2,236,023 and $2,753,054, respectively)	$12,217,304,459	$12,220,484,666

SHARE INFORMATION:
Shares sold	12,767,972	17,433,979
Distributions reinvested	3,526,509	4,340,712
Shares redeemed	(40,973,081)	(52,048,379)

Net decrease in shares outstanding	(24,678,600)	(30,273,688)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are priced on the basis of valuations furnished by independent pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

PAGE 13 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2012, the Fund remained consistently invested in short Treasury futures contracts. These Treasury futures contracts had notional values ranging from 3% to 5% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DODGE & COX BALANCED FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2012:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$8,910,836,888		$—
Fixed Income Securities
U.S. Treasury	346,821,043		—
Government-Related	—		282,384,649
Mortgage-Related	—		925,604,380
Asset-Backed	—		38,829,995
Corporate	—		1,500,748,826
Short-term Investments
Money Market Fund	12,198,445		—
Repurchase Agreement	—		154,696,000

Total Securities	$9,269,856,376		$2,902,263,850

Other Financial Instruments
Treasury Futures Contracts	$1,611,071	(c)	$—

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012. There were no Level 3 securities at December 31, 2012 and 2011, and there were no transfers to Level 3 during the year.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents unrealized appreciation on Treasury futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal

Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At December 31, 2012, the cost of investments for federal income tax purposes was $10,825,792,636.

Distributions during the years ended December 31, 2012 and 2011, were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Ordinary income	$275,763,170	$316,115,114
	($1.655 per share)	($1.620 per share)

Long-term capital gain	—	—

At December 31, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,127,095,580
Unrealized depreciation	(780,767,990)

Net unrealized appreciation	1,346,327,590
Undistributed ordinary income	2,236,023
Capital loss carryforward(a)	(1,004,697,824)
(a)

Represents accumulated capital loss as of December 31, 2012, which may be carried forward to offset future capital gains. During 2012, the Fund utilized $1,080,412,179 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. (The Fund had net capital gains in 2011 and 2012.)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

PAGE 15 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the year ended December 31, 2012, amounted to $51,734 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2012, purchases and sales of securities, other than short-term securities and

U.S. government securities, aggregated $1,303,227,438 and $3,210,897,854 respectively. For the year ended December 31, 2012, purchases and sales of U.S. government securities aggregated $687,514,678 and $617,357,654, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund will adopt Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. Management believes the adoption of these ASUs will not have a material impact on the Fund’s financial statements.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 16

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$67.45	$70.22	$64.03	$51.26	$81.00
Income from investment operations:
Net investment income	1.65	1.62	1.41	1.46	1.99
Net realized and unrealized gain (loss)	10.62	(2.77)	6.30	12.82	(28.44)

Total from investment operations	12.27	(1.15)	7.71	14.28	(26.45)

Distributions to shareholders from:
Net investment income	(1.66)	(1.62)	(1.52)	(1.51)	(1.95)
Net realized gain	—	—	—	—	(1.34)

Total distributions	(1.66)	(1.62)	(1.52)	(1.51)	(3.29)

Net asset value, end of year	$78.06	$67.45	$70.22	$64.03	$51.26

Total return	18.32%	(1.66)%	12.23%	28.37%	(33.57)%
Ratios/supplemental data:
Net assets, end of year (millions)	$12,217	$12,220	$14,849	$15,448	$14,676
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.21%	2.26%	2.13%	2.61%	2.85%
Portfolio turnover rate	16%	19%	12%	19%	27%

See accompanying Notes to Financial Statements

PAGE 17 ▪ DODGE & COX BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2013

DODGE & COX BALANCED FUND ▪ PAGE 18

SPECIAL 2012 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $212,346,701 of its distributions paid to shareholders in 2012 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 50% of its ordinary dividends paid to shareholders in 2012 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2012, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2013. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 1, 2012, and again on December 12, 2012, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the

PAGE 19 ▪ DODGE & COX BALANCED FUND

Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $120 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board also reviewed recent performance in the context of long-term investment goals. The Board noted that each Fund’s short-term (one-year) performance relative to its benchmark and peer group had improved since the previous year’s review. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other

DODGE & COX BALANCED FUND ▪ PAGE 20

clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to separate accounts, differences in regulatory, litigation, and other risks as between mutual funds and separate accounts, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2012 are projected to decrease slightly from 2011. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the

PAGE 21 ▪ DODGE & COX BALANCED FUND

considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (60)	Chairman, President, and Trustee (Trustee since 2005)	Chairman (since 2011), Chief Executive Officer (since 2010), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC)	—
Dana M. Emery (51)	Senior Vice President and Trustee (Trustee since 1993)	Co-President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (69)	Trustee (Trustee since 1985)	Chairman Emeritus (since 2011), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Investment Policy Committee (GIPC) (since 2008), International Investment Policy Committee (IIPC), and FIIPC (until 2008)	—
Charles F. Pohl (54)	Senior Vice President (Officer since 2004)	Co-President (since 2011), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (53)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (55)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer (since 2007) of Dodge & Cox; Fund Administration and Accounting Senior Manager (until 2007)	—
Thomas M. Mistele (59)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (37)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (until 2008)	—
INDEPENDENT TRUSTEES
L. Dale Crandall (71)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgepoint Education, Inc. (education services) (2008-present)
Thomas A. Larsen (63)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (52)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (2005-present); Director, Glu Mobile, Inc. (multimedia software) (2005-present); Director, Netflix, Inc. (video services) (2010-present); Director, MoneyGram International, Inc. (business services) (2010-present); Director, Solazyme Inc. (renewable oils) (since 2011)
Robert B. Morris III (60)	Trustee (Since 2011)	Advisory Director, The Presidio Group (previously Presidio Financial Partners) (since 2005)	—
John B. Taylor (66)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 23 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2012, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/12 IF AR       Printed on recycled paper

2012

Annual Report

December 31, 2012

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 3.5% for the six months ending December 31, 2012, compared to a return of 1.8% for the Barclays U.S. Aggregate Bond Index (Barclays U.S. Aggregate). For 2012, the Fund had a total return of 7.9%, compared to 4.2% for the Barclays U.S. Aggregate. At year end, the Fund had net assets of $26.5 billion with a cash position of 2.0%.

MARKET COMMENTARY

The resilient U.S. economy and accommodative actions by U.S. and European policymakers increased investor confidence during 2012. This confidence drove demand for risk assets such as investment-grade corporate bonds (9.8% return)(a) and equities (16.0% S&P 500 return), both of which posted their highest annual returns since 2009. Conversely, the U.S. Treasury sector returned just 2.0% in 2012, reflecting extremely low yields for the sector and superior return opportunities elsewhere. Within the Corporate sector, returns from Financial Institutions (14.7% return) strongly outpaced those of the Industrials (7.6%) and Utility (7.5%) sub-sectors. Companies continued to tap the new issue market, resulting in a record year for new investment-grade corporate bond issuance. Agency-guaranteed mortgage-backed securities(b) (MBS) returned 2.6% as a sector, although there was considerable variability in returns within the MBS universe. Lower-coupon MBS outperformed higher coupons as changes to the Home Affordable Refinance Program (HARP) simplified the refinancing process and led to higher prepayment rates among higher coupon MBS. The majority of the MBS universe remained vulnerable to refinancing with mortgage rates near historic lows.

The U.S. economy grew modestly (2.2% estimated 2012 GDP growth), and both the U.S. labor and housing markets appeared to be experiencing long-awaited recoveries. The unemployment rate declined to a nearly four-year low of 7.8%, and the housing sector transitioned from a drag to a contributor to U.S. GDP growth. The Federal Reserve continued to utilize “extraordinary actions” throughout the year (e.g., “QE3,” “Operation Twist”) to drive down long-term interest rates and also offered greater policy transparency through the announcement of target thresholds (e.g., 6.5% unemployment rate or higher; 2.5% inflation rate or lower) for maintaining its accommodative policies. Congress reached a last-minute deal to avert the most contractionary elements of the U.S. “fiscal cliff,” but early 2013 will bring fresh wrangling over the U.S. budget and the debt ceiling.

INVESTMENT STRATEGY

The Fund generated strong performance in 2012 in both absolute and relative terms. The seeds for this performance result were planted well before the year began, as we took advantage of significant market dislocations in 2011 and earlier to establish or add to many Fund holdings at attractive entry points. The changes we made to Fund strategy in the second half of 2011 and in 2012, combined with the longstanding key themes in the Fund, meant it was well positioned for the vastly improved market environment that followed.

Then, as now, we relied on the key elements of our investment approach, namely in-depth fundamental security-level research conducted by our experienced investment team, a long-term investment perspective, and a focus on relative value within and across sectors. These fundamental tenets—the hallmarks of Dodge & Cox—are critical in challenging market environments. Taken together, they provide the necessary confidence for us to make investments in areas where market pricing suggests greater relative risk; however, we often view these moments as offering compelling long-term opportunity. In the following sections, we describe a number of these portfolio themes and the incremental adjustments we made to Fund strategy in response to changes in investment fundamentals and/or relative valuations.

Reduction to MBS Portfolio—Declining Fundamentals, Higher Valuations

We made the biggest strategy shift in the MBS sector, reducing the Fund’s weighting from 41% at the beginning of the year to 29% at year end. Almost all of this reduction occurred in the first half of the year as we identified changes to U.S. mortgage financing policy that could

PAGE 1 ▪ DODGE & COX INCOME FUND

meaningfully increase the prepayment rates (a key risk facing MBS investors) of a portion of the Fund’s holdings.

The Fund’s MBS, all Agency-guaranteed, generally have higher coupons and shorter durations(c) than those within the Barclays U.S. Aggregate; in addition, many of the Fund’s MBS have lower loan balances, and others have more challenged borrower credit profiles such as high loan-to-value ratios and low credit scores. From 2008 through the end of 2011, characteristics associated with this latter group provided significant prepayment protection because these borrowers were unable to refinance. As a result, the Fund was able to benefit from the above-market coupons of these MBS for a longer period. Recent policy changes, however, substantially weakened this protection. At the same time, given Fed policy to purchase the vast majority of new origination and other MBS, prices on all MBS remained high; this provided us with an opportunity to reduce the Fund’s MBS weighting significantly.

The remaining MBS in the Fund continue to fulfill an important portfolio role, which is to provide incremental yield, relative duration stability, high credit quality, and long-term return prospects that we believe are better than short-duration investment alternatives.

Higher Corporate Bond Valuations, But Opportunities Remain

More than 75% of the Fund’s absolute return in 2012—and the majority of its relative return—was generated by holdings within the Corporate sector. Corporate yield premiums in the Barclays U.S. Aggregate began the year at 234 basis points(d) (bps) above Treasuries and contracted to 141 bps by year end. This rally was driven partly by improvements in corporate fundamentals (which were already strong given improved profit margins, stronger liquidity, and lower leverage), but mostly by a significant change in market sentiment. The actions by central banks and policymakers in the United States and Europe fostered market confidence and created a greater willingness to invest in riskier assets (and a disincentive to invest in low yielding, less risky assets). The repricing of corporate bond risk was most pronounced among lower-rated, bank, and European-domiciled holdings, where valuations had declined substantially in the uncertain market environment of late 2011. These are also areas where we have built significant Fund positions over time. The Fund’s corporate holdings in aggregate returned 14.2% in 2012, compared to 9.8% for the Barclays Corporate Index.

Although the Fund’s corporate weighting, 47% at year end, did not change meaningfully, we made a number of adjustments to Fund strategy throughout 2012. We reduced the Fund’s bank weighting by about two percentage points in the second half of 2012 through a combination of market sales and direct sales back to several UK bank issuers (tender offers announced by Barclays, Lloyds, and Royal Bank of Scotland) at high prices. After doubling the Fund’s bank weighting over the past five years (to 12% in mid-2012), we used these opportunities to reduce the magnitude of our overweight position after strong performance. We also identified a number of interesting investments(e) in securities of non-U.S. issuers in 2012, including Petrobras and Korean Import-Export Bank, among others. Our team of global industry analysts, a critical shared resource for the equity and fixed income investment teams, plays an essential role in our investment process. This integration opens up the opportunity set considerably, creating an important advantage in the current low-yielding market environment.

Corporate yield premiums narrowed considerably in 2012, but we continue to see ample long-term opportunity among the Fund’s corporate holdings. Informing our view is the combination of stronger corporate credit profiles and the attractive incremental yield above Treasuries (e.g., the Fund’s corporate holdings yielded 3.1% at year-end, compared to 1.0% for a similar-duration Treasury). Of course, downside risk analysis becomes ever more important in a low-yielding market environment such as this. We believe this type of environment plays to our strengths as an organization. Our investment team analyzes the creditworthiness of the Fund’s corporate holdings, continuously asking “what can go wrong?” Our downside scenario will typically assume an adverse macroeconomic backdrop, declining profitability, and constrained access to the capital markets, among other

DODGE & COX INCOME FUND ▪ PAGE 2

company-specific scenarios. In addition, the Fund’s corporate holdings are well diversified, with 53 corporate issuers spanning over 15 distinct industries and 10 countries.

Low Interest Rates = Play Good Defense

We have positioned the Fund with an effective duration that is 72% of the Barclays U.S. Aggregate’s duration, down from 78% a year ago. We believe this defensive positioning vis-à-vis interest rate risk remains prudent. The general level of interest rates is near historic lows—for example, the yield on the Barclays U.S. Aggregate is near an all-time low of 1.7%, and Treasury securities with maturities under ten years offer negative real (inflation-adjusted) yields. These levels do not seem sustainable over our investment horizon given the reasonably solid footing of the U.S. economy, accommodative U.S. and global monetary policies that have been in place for several years, and investors’ need for positive, inflation-adjusted returns. In addition, we believe this positioning is appropriate from a risk-reward perspective: with today’s low rates, it would take only a modest uptick in rates over a one-year timeframe to overwhelm earned income and produce a negative return. For example, the 10-year Treasury would need to rise by just 20 bps to create a negative annual return over the next year, and the 30-year Treasury by only 13 bps.

The Fund is positioned defensively in other ways as well. For example, the Fund has a far greater proportion of securities maturing in the next three years than the Barclays U.S. Aggregate. In addition, many of the Fund’s MBS should produce substantial monthly cash flow, and their durations should remain relatively stable in a rising rate environment.

IN CLOSING

While we are very pleased to have delivered a strong return for Fund shareholders in 2012, we advise you to temper your near-term total return expectations. With

Treasury rates still near historic lows and much less compelling valuations for non-Government sectors, future total returns seem likely to be dependent upon market yields, which are quite low. Notwithstanding the challenged return prospects in the near term, we believe bonds play an important role in an investment portfolio. Bonds provide diversification, liquidity, income, and downside protection—vital characteristics for any diversified portfolio.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

January 29, 2013

(a)	Sector returns as calculated and reported by Barclays.
(b)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(c)	Duration is the measure of a bond’s (or bond portfolio’s) price sensitivity to changes in interest rates.
(d)	One basis point (bps) is equal to 1/100th of 1%.
(e)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX INCOME FUND

ANNUAL PERFORMANCE REVIEW

Key Contributors to Relative Results

▪	The Fund’s substantial overweight to corporate bonds (and in particular the large overweight to Financial Institutions) strongly benefited relative returns.
▪

Many of the Fund’s Financial sector and lower-rated corporate holdings performed extremely well, including AIG, Bank of America, Citigroup floating-rate notes, HSBC, Royal Bank of Scotland, SLM Corp., Sprint Nextel, and Telecom Italia, among others.

▪	The Fund’s nominal yield advantage added to relative returns.
▪	The Fund’s taxable municipal holdings performed extremely well in 2012.

Key Detractors from Relative Results

▪	The Fund’s Agency MBS holdings outpaced short-maturity Treasuries in 2012 but lagged the returns of comparable-duration credit securities as well as lower-coupon MBS.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is a ten-member committee with an average tenure at Dodge & Cox of 17 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INCOME FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2012

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	7.94%	7.00%	5.64%	6.79%
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	4.23	5.96	5.19	6.34

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2012	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,034.90	$2.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.99	2.17
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	December 31, 2012

GENERAL INFORMATION
Net Asset Value Per Share	$13.86
Total Net Assets (billions)	$26.5
30-Day SEC Yield(a)	2.15%
Expense Ratio	0.43%
Portfolio Turnover Rate	26%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 17 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays U.S. Agg
Number of Fixed Income Securities	686	8,079
Effective Maturity (years)(b)	6.6	7.0
Effective Duration (years)(c)	3.7	5.1

FIVE LARGEST CORPORATE ISSUERS (%)(d)	Fund
Bank of America Corp.	2.5
Citigroup, Inc.	2.3
Time Warner, Inc.	1.8
Ford Motor Credit Co.	1.7
Dow Chemical Co.	1.7

CREDIT QUALITY (%)(e)	Fund	Barclays U.S. Agg
U.S. Government & U.S. Agency/MBS(b)	42.5	70.9
Aaa	1.2	3.8
Aa	2.2	3.5
A	17.3	11.0
Baa	26.9	10.8
Ba	4.5	0.0
B	3.4	0.0
Cash Equivalents	2.0	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	Barclays U.S. Agg
U.S. Treasury(b)	12.7	36.4
Government-Related	8.7	10.3
Mortgage-Related	28.9	29.6
Corporate	46.5	21.5
Asset-Backed/Commercial Mortgage-Backed(f)	1.2	2.2
Cash Equivalents	2.0	0.0

MATURITY DIVERSIFICATION (%)	Fund	Barclays U.S. Agg
0-1 Years to Maturity	8.5	0.0
1-5	52.4	57.8
5-10(b)	23.8	29.4
10-15	0.5	1.5
15-20	5.1	1.7
20-25	4.9	2.4
25 and Over	4.8	7.2

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 7.8% of the Fund’s net assets). If exposure to Treasury futures contracts had been included, the effective maturity would be 0.5 years lower.

(c)	Data as presented includes the effect of Treasury futures contracts.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, Standard & Poor’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, Standard & Poor’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 72.8% in securities rated A- or better and 7.5% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Commercial mortgage-backed securities are a component of the Barclays U.S. Agg but are not currently held by the Fund.

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2012

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
U.S. TREASURY: 12.7%
U.S. Treasury Note
0.625%, 1/31/13	$55,710,000	$55,731,783
0.625%, 2/28/13	196,360,000	196,528,673
0.625%, 4/30/13	147,980,000	148,240,149
0.375%, 7/31/13	201,605,000	201,888,457
0.75%, 8/15/13	299,540,000	300,663,275
0.50%, 10/15/13	301,675,000	302,452,718
0.25%, 10/31/13	303,285,000	303,474,553
0.25%, 1/31/14	300,100,000	300,287,562
0.25%, 4/30/14	397,060,000	397,230,736
1.00%, 5/15/14	365,000,000	368,906,595
0.25%, 6/30/14	400,000,000	400,156,400
0.125%, 7/31/14	400,000,000	399,328,000

		3,374,888,901
GOVERNMENT-RELATED: 8.7%
FEDERAL AGENCY: 0.9%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	19,389	19,679
Small Business Administration — 504 Program
Series 93-20B, 7.00%, 2/1/13	25,214	25,389
Series 93-20C, 6.50%, 3/1/13	129,893	131,268
Series 93-20D, 6.75%, 4/1/13	31,175	31,630
Series 93-20E, 6.55%, 5/1/13	177,919	181,326
Series 93-20F, 6.65%, 6/1/13	43,161	44,196
Series 93-20L, 6.30%, 12/1/13	143,011	146,703
Series 94-20A, 6.50%, 1/1/14	220,087	224,753
Series 94-20D, 7.70%, 4/1/14	45,859	47,370
Series 94-20E, 7.75%, 5/1/14	241,750	250,872
Series 94-20F, 7.60%, 6/1/14	138,299	143,424
Series 94-20G, 8.00%, 7/1/14	165,629	171,884
Series 94-20H, 7.95%, 8/1/14	83,331	86,386
Series 94-20I, 7.85%, 9/1/14	67,263	69,586
Series 94-20K, 8.65%, 11/1/14	90,376	94,605
Series 94-20L, 8.40%, 12/1/14	55,577	58,219
Series 95-20A, 8.50%, 1/1/15	41,918	44,411
Series 95-20C, 8.10%, 3/1/15	87,422	91,076
Series 97-20E, 7.30%, 5/1/17	188,524	202,772
Series 97-20H, 6.80%, 8/1/17	44,665	48,172
Series 97-20J, 6.55%, 10/1/17	447,780	485,009
Series 97-20L, 6.55%, 12/1/17	19,852	21,654
Series 98-20B, 6.15%, 2/1/18	63,075	68,374
Series 98-20C, 6.35%, 3/1/18	1,645,340	1,792,151
Series 98-20H, 6.15%, 8/1/18	729,506	794,464
Series 98-20L, 5.80%, 12/1/18	419,238	457,541
Series 99-20C, 6.30%, 3/1/19	430,936	477,541
Series 99-20E, 6.30%, 5/1/19	11,037	12,233
Series 99-20G, 7.00%, 7/1/19	1,079,051	1,193,484
Series 99-20I, 7.30%, 9/1/19	314,575	350,544
Series 00-20C, 7.625%, 3/1/20	23,253	25,765
Series 00-20G, 7.39%, 7/1/20	16,083	18,050
Series 01-20G, 6.625%, 7/1/21	3,625,508	4,054,945

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
Series 01-20L, 5.78%, 12/1/21	$8,324,943	$9,234,093
Series 02-20A, 6.14%, 1/1/22	60,174	66,859
Series 02-20L, 5.10%, 12/1/22	2,468,738	2,745,049
Series 03-20G, 4.35%, 7/1/23	156,822	171,856
Series 04-20L, 4.87%, 12/1/24	3,657,755	4,120,532
Series 05-20B, 4.625%, 2/1/25	5,399,434	6,036,915
Series 05-20D, 5.11%, 4/1/25	262,851	295,877
Series 05-20E, 4.84%, 5/1/25	9,306,985	10,424,430
Series 05-20G, 4.75%, 7/1/25	9,361,501	10,421,000
Series 05-20H, 5.11%, 8/1/25	116,494	130,635
Series 05-20I, 4.76%, 9/1/25	10,202,560	11,388,385
Series 06-20A, 5.21%, 1/1/26	11,380,000	12,786,184
Series 06-20B, 5.35%, 2/1/26	3,309,446	3,773,166
Series 06-20C, 5.57%, 3/1/26	15,830,664	18,188,993
Series 06-20G, 6.07%, 7/1/26	28,083,752	32,395,145
Series 06-20H, 5.70%, 8/1/26	221,190	254,522
Series 06-20I, 5.54%, 9/1/26	480,194	551,001
Series 06-20J, 5.37%, 10/1/26	9,156,501	10,486,367
Series 06-20L, 5.12%, 12/1/26	7,244,299	8,155,603
Series 07-20A, 5.32%, 1/1/27	15,092,843	17,356,092
Series 07-20C, 5.23%, 3/1/27	24,128,573	27,320,646
Series 07-20D, 5.32%, 4/1/27	24,428,433	28,090,033
Series 07-20G, 5.82%, 7/1/27	16,171,034	18,729,993

		244,988,852
FOREIGN AGENCY: 1.1%
Export-Import Bank of Korea(c) (South Korea) 4.00%, 1/11/17	147,770,000	160,233,069
Petroleo Brasileiro SA(c) (Brazil)
5.75%, 1/20/20	29,370,000	33,433,516
5.375%, 1/27/21	84,465,000	95,092,386

		288,758,971
LOCAL AUTHORITY: 6.7%
California Taxable General Obligation
5.25%, 4/1/14	15,470,000	16,308,783
6.20%, 3/1/19	6,305,000	7,602,317
6.20%, 10/1/19	19,860,000	24,206,758
7.50%, 4/1/34	144,405,000	200,831,254
7.55%, 4/1/39	257,273,000	370,936,211
7.30%, 10/1/39	113,875,000	157,796,587
7.625%, 3/1/40	54,405,000	78,598,904
7.60%, 11/1/40	25,235,000	36,865,054
Illinois Taxable General Obligation
4.961%, 3/1/16	54,805,000	60,028,465
5.365%, 3/1/17	187,320,000	210,008,198
5.665%, 3/1/18	166,930,000	190,181,680
Los Angeles Unified School District Taxable General Obligation
5.75%, 7/1/34	1,830,000	2,194,060
6.758%, 7/1/34	133,845,000	178,654,968
New Jersey State Turnpike Authority Revenue Bonds 7.102%, 1/1/41	159,460,000	229,834,482

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2012

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
New Valley Generation V 4.929%, 1/15/21	$443,229	$512,077

		1,764,559,798

		2,298,307,621
MORTGAGE-RELATED: 28.9%
FEDERAL AGENCY CMO & REMIC: 3.5%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	197,799	238,766
Trust 1997-2Z, 7.50%, 6/15/27	16,023,944	19,104,355
Trust 1998-2 2A PT, 8.772%, 8/15/27	56,589	68,956
Trust 1998-1 1A, 8.218%, 3/15/28	436,035	512,187
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	897,800	1,025,480
Trust 1998-58 PC, 6.50%, 10/25/28	4,983,844	5,695,776
Trust 2001 T-5 A2, 6.991%, 2/19/30	70,983	84,381
Trust 2001-T5 A3, 7.50%, 6/19/30	340,751	414,250
Trust 2001-69 PQ, 6.00%, 12/25/31	5,965,863	6,736,927
Trust 2002-33 A1, 7.00%, 6/25/32	3,337,780	3,909,121
Trust 2002-69 Z, 5.50%, 10/25/32	984,001	1,104,090
Trust 2008-24 GD, 6.50%, 3/25/37	9,639,437	10,585,560
Trust 2009-53 QM, 5.50%, 5/25/39	15,653,517	17,004,885
Trust 2009-40 TB, 6.00%, 6/25/39	26,730,192	29,641,829
Trust 2001-T3 A1, 7.50%, 11/25/40	186,562	210,550
Trust 2010-123 WT, 7.00%, 11/25/40	138,673,134	156,509,966
Trust 2001-T7 A1, 7.50%, 2/25/41	81,262	91,521
Trust 2001-T4 A1, 7.50%, 7/25/41	2,924,912	3,492,058
Trust 2001-T10 A1, 7.00%, 12/25/41	4,046,533	4,685,720
Trust 2002-T12 A3, 7.50%, 5/25/42	70,321	84,989
Trust 2002-90 A1, 6.50%, 6/25/42	7,333,346	8,619,226
Trust 2002-W6 2A1, 6.595%, 6/25/42	4,715,123	5,354,894
Trust 2002-W8 A2, 7.00%, 6/25/42	2,409,255	2,766,954
Trust 2003-W2 1A2, 7.00%, 7/25/42	12,895,232	15,729,333
Trust 2003-W4 3A, 6.831%, 10/25/42	4,721,490	5,518,487
Trust 2003-07 A1, 6.50%, 12/25/42	6,340,078	7,376,706
Trust 2003-W1 1A1, 6.176%, 12/25/42	9,324,283	11,329,470
Trust 2003-W1 2A, 6.947%, 12/25/42	4,503,073	5,468,090
Trust 2012-133 HF, 0.56%, 12/25/42	70,212,276	70,515,804
Trust 2012-134 FT, 0.56%, 12/25/42	96,223,743	96,662,716
Trust 2012-148 LF, 0.51%, 1/25/43	85,798,000	86,040,122
Trust 2004-T1 1A2, 6.50%, 1/25/44	4,441,748	5,321,810
Trust 2004-W2 2A2, 7.00%, 2/25/44	198,914	234,468
Trust 2004-W2 5A, 7.50%, 3/25/44	14,054,597	17,214,674

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
Trust 2004-W8 3A, 7.50%, 6/25/44	$9,183,356	$10,851,228
Trust 2005-W1 1A3, 7.00%, 10/25/44	10,347,759	12,595,634
Trust 2001-79 BA, 7.00%, 3/25/45	1,281,712	1,502,493
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,032,625	1,219,128
Trust 2006-W1 1A2, 7.00%, 12/25/45	7,290,456	8,658,095
Trust 2006-W1 1A3, 7.50%, 12/25/45	122,131	147,175
Trust 2006-W1 1A4, 8.00%, 12/25/45	8,528,863	10,467,874
Trust 2007-W10 1A, 6.23%, 8/25/47	36,606,061	42,693,246
Trust 2007-W10 2A, 6.24%, 8/25/47	10,795,676	12,573,562
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	615,213	685,281
Series 3312 AB, 6.50%, 6/15/32	10,095,761	11,434,590
Series T-41 2A, 6.52%, 7/25/32	220,297	248,914
Series T-48 1A, 6.16%, 7/25/33	4,461,686	5,295,393
Series 4091 JF, 0.709%, 6/15/41	35,776,307	36,224,405
Series 4120 YF, 0.559%, 10/15/42	108,848,912	109,266,348
Series 4122 FP, 0.609%, 10/15/42	57,291,053	57,593,664
Series T-051 1A, 6.50%, 9/25/43	98,144	111,642

		920,922,793

FEDERAL AGENCY MORTGAGE PASS-THROUGH: 25.4%
Fannie Mae, 10 Year 6.00%, 11/1/16	3,017,123	3,167,002
Fannie Mae, 15 Year
4.00%, 7/1/26 - 2/1/27	199,175,554	213,344,128
5.00%, 9/1/25	243,988,670	264,465,939
5.50%, 1/1/18 - 1/1/25	575,403,642	622,878,668
6.00%, 7/1/16 - 3/1/23	258,763,510	280,701,542
6.50%, 12/1/14 - 12/1/19	37,214,072	39,906,492
7.00%, 9/1/14 - 11/1/17	84,757	89,437
7.50%, 11/1/14 - 8/1/17	2,679,068	2,848,981
Fannie Mae, 20 Year
6.00%, 2/1/28	14,461,321	15,823,369
6.50%, 4/1/19 - 10/1/24	17,730,765	19,741,511
Fannie Mae, 30 Year
5.50%, 2/1/33 - 9/1/39	735,906,395	807,746,212
6.00%, 11/1/28 - 6/1/40	620,588,786	687,212,784
6.50%, 12/1/32 - 8/1/39	447,761,152	499,343,159
7.00%, 4/1/32 - 12/1/37	336,109,677	386,725,207
Fannie Mae, Hybrid ARM
1.992%, 8/1/34	4,341,267	4,548,105
2.194%, 1/1/35	5,366,625	5,573,794
2.22%, 9/1/34	6,605,736	6,898,579
2.268%, 8/1/34	1,513,695	1,613,666
2.281%, 12/1/36	7,233,266	7,678,301
2.30%, 10/1/33	5,574,419	5,934,907
2.32%, 11/1/35	4,728,033	4,944,989
2.422%, 10/1/34	5,167,975	5,449,338
2.485%, 7/1/35	3,803,925	3,989,864

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2012

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
2.489%, 4/1/35	$6,904,755	$7,359,861
2.499%, 7/1/35	3,917,315	4,106,569
2.526%, 8/1/35	5,481,106	5,812,712
2.576%, 8/1/35	15,083,812	15,994,879
2.604%, 7/1/35	4,209,902	4,471,811
2.615%, 12/1/35 - 1/1/36	13,989,369	14,846,616
2.636%, 1/1/37	7,219,892	7,684,677
2.717%, 10/1/35	7,143,817	7,612,023
2.725%, 11/1/36	6,172,849	6,553,159
2.748%, 7/1/34 - 1/1/36	15,152,501	16,126,663
2.759%, 7/1/35	3,728,442	3,964,244
2.807%, 6/1/35	2,725,214	2,902,053
2.867%, 10/1/35	4,394,878	4,694,137
2.872%, 8/1/35	10,254,417	10,966,267
2.877%, 1/1/35	2,434,408	2,606,060
2.89%, 9/1/35	6,667,458	7,125,831
3.031%, 2/1/37	14,826,131	15,888,569
4.462%, 10/1/38	17,632,261	18,794,283
4.507%, 10/1/38	6,965,936	7,437,528
5.005%, 4/1/38	4,356,681	4,686,549
5.017%, 5/1/38	11,447,449	12,317,985
5.074%, 10/1/38	10,257,800	11,047,880
5.284%, 9/1/38	1,997,039	2,150,071
5.416%, 7/1/36	896,681	947,410
5.541%, 8/1/37	3,880,885	4,186,713
5.602%, 4/1/37	3,555,646	3,838,100
5.806%, 12/1/36	6,707,983	7,287,219
5.84%, 11/1/37	8,107,352	8,791,220
Fannie Mae, Multifamily DUS
Pool 555728, 4.021%, 8/1/13	178,847	179,822
Pool 760744, 4.75%, 3/1/15	13,305,000	14,230,541
Pool 555162, 4.82%, 1/1/13	751,392	752,051
Pool 555317, 4.823%, 4/1/13	9,953	9,961
Pool 555290, 4.827%, 2/1/13	49,451	49,492
Pool 555191, 4.854%, 2/1/13	2,239,089	2,241,058
Pool 735745, 4.992%, 1/1/17	186,152	198,307
Pool 555806, 5.144%, 10/1/13	61,767	62,413
Pool 745629, 5.16%, 1/1/18	361,740	396,522
Pool 462084, 5.275%, 11/1/15	55,361	59,794
Pool 888559, 5.424%, 6/1/17	34,420,757	39,122,688
Pool 888381, 5.508%, 4/1/17	642,291	721,758
Pool 888015, 5.54%, 11/1/16	42,141,433	46,970,939
Pool 745936, 6.086%, 8/1/16	855,411	972,889
Freddie Mac, 30 Year
5.50%, 9/1/34 - 1/1/35	21,848,052	23,745,379
6.00%, 5/1/38 - 2/1/39	122,250,987	133,514,153
6.50%, 10/1/37	173,808	197,812
Freddie Mac, Hybrid ARM
1.795%, 1/1/36	5,498,229	5,748,482
2.25%, 4/1/35	2,446,460	2,601,341
2.339%, 8/1/36	6,143,323	6,544,709
2.375%, 2/1/34 - 2/1/35	14,293,233	14,953,478
2.379%, 1/1/36	18,153,260	19,220,695
2.53%, 1/1/35	4,747,064	4,995,951
2.599%, 3/1/37	10,021,483	10,572,528

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
2.614%, 1/1/36	$7,362,544	$7,845,338
2.631%, 7/1/37	18,275,835	19,455,803
2.657%, 5/1/37	8,593,324	9,158,592
2.709%, 4/1/37	2,946,196	3,067,707
2.716%, 1/1/37	7,255,881	7,761,002
2.718%, 10/1/35	7,365,273	7,850,634
2.805%, 3/1/35	3,071,893	3,274,828
2.808%, 8/1/35	4,302,323	4,575,638
2.833%, 4/1/37	5,593,539	5,812,525
2.902%, 9/1/33	17,095,150	18,216,793
2.92%, 8/1/34	2,845,979	3,010,678
2.944%, 9/1/35	8,201,061	8,767,184
2.96%, 4/1/36	10,405,800	11,115,421
2.995%, 8/1/35	6,470,308	6,924,991
3.53%, 2/1/38	17,180,499	18,398,484
4.356%, 6/1/38	11,850,082	12,641,590
4.723%, 10/1/38	3,731,411	3,990,972
4.854%, 4/1/38	22,003,858	23,591,675
4.937%, 4/1/38	17,854,693	19,093,955
5.009%, 6/1/38	6,157,481	6,538,436
5.017%, 11/1/34	5,437,067	5,855,897
5.172%, 10/1/38	8,843,754	9,463,412
5.844%, 1/1/38	5,447,425	5,906,692
6.115%, 12/1/36	4,809,386	5,206,786
6.259%, 10/1/37	4,127,076	4,510,744
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	1,271,434	1,357,797
Freddie Mac Gold, 15 Year
4.00%, 10/1/26 - 5/1/27	458,419,890	484,645,327
5.50%, 10/1/20 - 12/1/24	34,646,034	37,656,663
6.00%, 8/1/16 - 11/1/23	80,338,576	87,987,869
6.50%, 7/1/14 - 9/1/18	11,138,374	11,964,063
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	17,374,251	18,904,782
6.00%, 7/1/25 - 12/1/27	87,361,753	95,138,425
6.50%, 7/1/21 - 10/1/26	9,663,019	10,774,896
Freddie Mac Gold, 30 Year
5.50%, 3/1/34 - 12/1/38	408,712,284	443,198,958
6.00%, 2/1/33 - 5/1/40	664,948,657	725,229,131
6.50%, 5/1/17 - 10/1/38	104,217,138	116,308,331
7.00%, 4/1/31 - 11/1/38	17,122,146	19,902,058
7.90%, 2/17/21	948,273	1,018,425
Ginnie Mae, 30 Year
7.00%, 5/15/28	786,198	921,097
7.50%, 9/15/17 - 5/15/25	2,860,271	3,251,555
7.80%, 6/15/20 - 1/15/21	756,887	869,799
7.85%, 1/15/21 - 10/15/21	16,829	17,394
8.00%, 9/15/20	14,195	16,323

		6,730,088,496
PRIVATE LABEL CMO & REMIC: 0.0%(f)
GSMPS Mortgage Loan Trust(b) Series 2004-4 1A4, 8.50%, 6/25/34	7,034,200	8,142,502

		7,659,153,791

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2012

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
ASSET-BACKED: 1.2%
CREDIT CARD: 1.0%
Chase Issuance Trust Series 2012-A8, 0.54%, 10/16/17	$257,060,000	$256,833,530
STUDENT LOAN: 0.2%
SLM Student Loan Trust
Series 2007-3 A2, 0.325%, 10/25/17	4,724,316	4,716,266
Series 2012-B A2, 3.48%, 10/15/30(b)	17,190,000	18,339,667
Series 2012-C A2, 3.31%, 10/15/46(b)	42,361,000	44,938,921

		67,994,854

		324,828,384
CORPORATE: 46.5%
FINANCIALS: 20.2%
Ally Financial, Inc. 4.50%, 2/11/14	313,773,000	322,793,974
American International Group, Inc.
4.25%, 9/15/14	43,680,000	46,012,468
8.25%, 8/15/18	132,195,000	173,689,160
6.40%, 12/15/20	38,510,000	47,783,131
Bank of America Corp.
5.30%, 3/15/17	103,820,000	116,767,392
7.625%, 6/1/19	252,706,000	323,355,269
6.625%, 5/23/36(a)	197,073,000	220,887,893
Boston Properties, Inc.
5.625%, 4/15/15	34,820,000	38,237,096
5.00%, 6/1/15	17,274,000	18,870,774
3.70%, 11/15/18	28,790,000	31,282,103
5.875%, 10/15/19	48,349,000	57,662,726
5.625%, 11/15/20	55,220,000	65,325,039
4.125%, 5/15/21	17,710,000	19,247,830
3.85%, 2/1/23	9,615,000	10,100,404
Capital One Financial Corp.
6.75%, 9/15/17	124,870,000	152,501,109
4.75%, 7/15/21	96,575,000	111,366,620
CIGNA Corp.
8.50%, 5/1/19	75,436,000	99,202,036
4.00%, 2/15/22	39,970,000	43,669,080
7.65%, 3/1/23	6,372,000	8,269,295
7.875%, 5/15/27	29,445,000	38,761,655
8.30%, 1/15/33	7,955,000	10,318,667
6.15%, 11/15/36	84,889,000	103,488,689
5.375%, 2/15/42	19,550,000	22,761,400
Citigroup, Inc.
4.75%, 5/19/15	28,300,000	30,508,419
6.125%, 11/21/17	190,033,000	226,169,105
2.01%, 5/15/18	170,635,000	170,935,258
7.875%, 10/30/40(a)	178,926,725	199,252,801
Equity Residential 4.625%, 12/15/21	76,190,000	85,821,407
General Electric Co.
5.625%, 5/1/18	14,685,000	17,438,937
5.50%, 1/8/20	178,320,000	211,079,346
4.375%, 9/16/20	64,515,000	72,001,708

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
4.625%, 1/7/21	$16,970,000	$19,249,003
4.65%, 10/17/21	59,745,000	68,171,196
Health Net, Inc. 6.375%, 6/1/17	82,782,000	87,852,398
HSBC Holdings PLC(c) (United Kingdom)
5.10%, 4/5/21	52,505,000	62,002,157
9.30%, 6/1/21	100,000	136,878
6.50%, 5/2/36	133,016,000	166,187,530
6.50%, 9/15/37	107,722,000	134,457,415
JPMorgan Chase & Co.
4.95%, 3/25/20	49,315,000	57,200,518
4.35%, 8/15/21	106,482,000	119,072,112
4.50%, 1/24/22	25,415,000	28,750,388
8.75%, 9/1/30(a)	45,848,000	63,091,479
Legg Mason, Inc. 6.00%, 5/21/19(b)	150,425,000	162,166,724
Royal Bank of Scotland Group PLC(c) (United Kingdom)
4.375%, 3/16/16	57,675,000	62,404,927
5.625%, 8/24/20	81,572,000	94,702,971
6.125%, 1/11/21	89,735,000	108,415,763
6.125%, 12/15/22	115,930,000	122,362,028
SLM Corp.
6.00%, 1/25/17	128,830,000	139,458,475
8.45%, 6/15/18	132,624,000	155,170,080
Travelers Cos., Inc.
5.50%, 12/1/15	14,092,000	15,949,889
6.25%, 6/20/16	43,840,000	51,529,755
5.75%, 12/15/17	35,330,000	42,907,614
3.90%, 11/1/20	19,660,000	22,207,739
Unum Group
6.85%, 11/15/15(b)	20,890,000	23,635,280
7.19%, 2/1/28	11,400,000	13,135,160
7.25%, 3/15/28	25,195,000	29,625,616
6.75%, 12/15/28	8,182,000	9,512,041
WellPoint, Inc.
5.00%, 12/15/14	15,425,000	16,659,987
5.25%, 1/15/16	136,583,000	152,206,047
5.875%, 6/15/17	16,166,000	19,187,151
7.00%, 2/15/19	69,438,000	86,405,731
Wells Fargo & Co.
6.00%, 11/15/17	85,295,000	102,283,717
5.625%, 12/11/17	15,000	17,891
5.75%, 2/1/18	35,840,000	42,937,825

		5,374,614,276
INDUSTRIALS: 26.3%
AT&T, Inc.
8.00%, 11/15/31	157,155,000	237,826,433
5.35%, 9/1/40	9,035,000	10,521,691
BHP Billiton, Ltd.(c) (Australia) 5.50%, 4/1/14	48,830,000	51,866,689
Boston Scientific Corp.
5.45%, 6/15/14	69,758,000	74,161,892

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS	December 31, 2012

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
6.25%, 11/15/15	$14,685,000	$16,545,957
6.40%, 6/15/16	110,474,000	126,986,549
6.00%, 1/15/20	15,635,000	18,237,493
Burlington Northern Santa Fe, LLC(e)
4.30%, 7/1/13	7,723,000	7,866,076
4.875%, 1/15/15	13,010,000	14,054,833
4.70%, 10/1/19	76,160,000	87,793,973
7.57%, 1/2/21	16,845,825	19,942,383
8.251%, 1/15/21	6,043,175	7,354,212
4.10%, 6/1/21	5,875,000	6,552,811
3.05%, 9/1/22	7,125,000	7,363,381
5.943%, 1/15/23	99,091	109,383
5.72%, 1/15/24	20,554,392	24,089,094
5.342%, 4/1/24	7,037,723	8,071,025
5.629%, 4/1/24	29,246,839	33,950,083
5.996%, 4/1/24	54,166,947	64,042,714
Canadian Pacific Railway Ltd.(c) (Canada) 5.75%, 1/15/42	43,379,000	52,893,273
Comcast Corp.
5.85%, 11/15/15	24,975,000	28,426,645
5.90%, 3/15/16	41,160,000	47,290,123
6.50%, 1/15/17	41,310,000	49,821,636
6.30%, 11/15/17	16,275,000	19,965,600
5.875%, 2/15/18	68,855,000	82,973,787
5.70%, 5/15/18	2,645,000	3,179,991
6.45%, 3/15/37	3,280,000	4,208,857
6.95%, 8/15/37	38,159,000	51,746,123
6.40%, 5/15/38	12,440,000	15,894,824
Consolidated Rail Corp. 6.76%, 5/25/15	128,393	135,721
Covidien PLC(c) (Ireland) 6.00%, 10/15/17	32,105,000	38,887,470
Cox Communications, Inc.
5.45%, 12/15/14	15,055,000	16,418,757
5.50%, 10/1/15	150,000	168,439
5.875%, 12/1/16(b)	76,860,000	89,726,057
9.375%, 1/15/19(b)	141,844,000	195,030,110
3.25%, 12/15/22(b)	9,000,000	9,281,322
CSX Corp.
8.375%, 10/15/14	41,974	46,591
9.75%, 6/15/20	10,162,000	14,355,715
6.251%, 1/15/23	18,435,478	22,232,081
Dillard’s, Inc.
7.13%, 8/1/18	23,610,000	26,325,150
7.875%, 1/1/23	275,000	301,125
7.75%, 7/15/26	21,211,000	22,324,578
7.75%, 5/15/27	12,868,000	13,414,890
7.00%, 12/1/28	28,490,000	28,703,675
Dow Chemical Co.
8.55%, 5/15/19	127,813,000	172,557,264
7.375%, 11/1/29	49,274,000	65,354,192
9.40%, 5/15/39	123,768,000	203,775,720
Eaton Corp. PLC(c) (Ireland)

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
1.50%, 11/2/17(b)	$22,800,000	$22,846,580
2.75%, 11/2/22(b)	62,320,000	62,127,680
Enel SPA(c) (Italy)
6.80%, 9/15/37(b)	22,600,000	23,605,700
6.00%, 10/7/39(b)	15,000,000	14,525,205
FedEx Corp.
7.375%, 1/15/14	22,265,000	23,792,201
8.00%, 1/15/19	18,220,000	23,995,813
6.72%, 7/15/23	19,184,964	23,116,259
7.65%, 7/15/24	2,329,702	2,880,513
Ford Motor Credit Co.(e)
5.625%, 9/15/15	180,560,000	197,719,339
5.75%, 2/1/21	202,486,000	233,127,396
4.25%, 9/20/22	29,150,000	30,822,773
HCA, Inc.
6.25%, 2/15/13	66,053,000	66,383,265
6.75%, 7/15/13	80,771,000	82,790,275
5.75%, 3/15/14	63,956,000	66,834,020
6.375%, 1/15/15	40,055,000	43,309,469
6.50%, 2/15/16	119,646,000	130,115,025
Hewlett-Packard Co.
6.125%, 3/1/14	114,415,000	120,274,993
3.30%, 12/9/16	91,260,000	92,892,550
Lafarge SA(c) (France)
6.20%, 7/9/15(b)	152,315,000	166,167,216
6.50%, 7/15/16	122,686,000	137,101,605
Liberty Media Corp.
8.50%, 7/15/29	12,025,000	13,017,063
8.25%, 2/1/30	29,062,000	31,677,580
Macy’s, Inc.
7.875%, 7/15/15	42,450,000	49,436,376
5.90%, 12/1/16	16,951,000	19,917,662
6.65%, 7/15/24	39,806,000	48,933,924
7.00%, 2/15/28	26,205,000	31,895,127
6.70%, 9/15/28	27,145,000	31,558,044
6.90%, 4/1/29	51,112,000	61,668,059
6.90%, 1/15/32	53,035,000	63,679,846
6.70%, 7/15/34	84,962,000	101,057,541
6.375%, 3/15/37	27,311,000	32,876,463
News Corp.
6.20%, 12/15/34	7,510,000	9,095,721
6.40%, 12/15/35	29,320,000	36,396,353
6.15%, 3/1/37	29,480,000	36,179,772
6.65%, 11/15/37	12,525,000	16,184,717
6.15%, 2/15/41	30,075,000	38,092,484
Nordstrom, Inc.
6.75%, 6/1/14	43,370,000	47,046,952
6.25%, 1/15/18	16,585,000	20,106,891
6.95%, 3/15/28	12,760,000	16,801,296
Norfolk Southern Corp.
7.70%, 5/15/17	28,855,000	36,422,079
9.75%, 6/15/20	13,893,000	19,772,990
Pfizer, Inc.
5.50%, 2/1/14	38,610,000	40,703,434

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2012

FIXED INCOME SECURITIES: 98.0%

	PAR VALUE	VALUE
5.50%, 2/15/16	$54,360,000	$62,088,959
5.45%, 4/1/17	62,173,000	73,453,607
6.20%, 3/15/19	35,253,000	44,558,946
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,170,000	6,606,972
8.625%, 1/15/19	127,995,000	165,035,985
Roche Holding AG(c) (Switzerland) 6.00%, 3/1/19(b)	17,665,000	21,989,268
Sprint Nextel Corp.
6.00%, 12/1/16	119,570,000	130,032,375
6.90%, 5/1/19	47,565,000	51,845,850
Telecom Italia SPA(c) (Italy)
5.25%, 11/15/13	42,879,000	44,058,173
6.175%, 6/18/14	58,048,000	61,182,592
4.95%, 9/30/14	63,039,000	65,812,716
6.999%, 6/4/18	34,416,000	39,337,488
7.175%, 6/18/19	78,830,000	91,482,215
Time Warner Cable, Inc.
8.75%, 2/14/19	82,229,000	110,940,078
8.25%, 4/1/19	184,969,000	246,145,092
5.00%, 2/1/20	8,275,000	9,634,872
4.00%, 9/1/21	4,120,000	4,522,380
Time Warner, Inc.
7.625%, 4/15/31	183,403,000	252,487,609
7.70%, 5/1/32	155,613,000	217,574,518
Union Pacific Corp.
5.375%, 5/1/14	6,991,000	7,410,488
4.875%, 1/15/15	10,544,000	11,401,934
6.85%, 1/2/19	4,697,109	5,280,793
6.70%, 2/23/19	5,189,532	5,929,728
7.60%, 1/2/20	1,738,728	2,088,997
6.125%, 2/15/20	46,885,000	58,713,429
4.163%, 7/15/22	24,992,000	28,270,800
6.061%, 1/17/23	13,563,777	15,178,589
4.698%, 1/2/24	4,971,841	5,543,520
5.082%, 1/2/29	9,679,926	11,146,413
5.866%, 7/2/30	50,181,100	59,929,737
6.176%, 1/2/31	37,125,735	45,692,005
Vulcan Materials Co.
6.50%, 12/1/16	34,100,000	37,595,250
7.50%, 6/15/21	87,800,000	100,092,000
Xerox Corp.
8.25%, 5/15/14	34,145,000	37,244,888
6.40%, 3/15/16	72,142,000	81,294,656
7.20%, 4/1/16	25,751,000	29,571,753
6.75%, 2/1/17	63,394,000	73,733,054
2.95%, 3/15/17	1,125,000	1,154,276
6.35%, 5/15/18	107,007,000	123,411,280
5.625%, 12/15/19	67,177,000	75,054,175

		6,974,252,099

		12,348,866,375

TOTAL FIXED INCOME SECURITIES (Cost $23,738,791,844)		$26,006,045,072

SHORT-TERM INVESTMENTS: 1.0%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$26,540,655	$26,540,655

REPURCHASE AGREEMENT: 0.9%
Fixed Income Clearing Corporation(d) 0.11%, dated 12/31/12, due 1/2/13, maturity value $234,586,434	234,585,000	234,585,000

TOTAL SHORT-TERM INVESTMENTS (Cost $261,125,655)		$261,125,655

TOTAL INVESTMENTS (Cost $23,999,917,499)	99.0%	$26,267,170,727

OTHER ASSETS LESS LIABILITIES	1.0%	271,380,367

NET ASSETS	100.0%	$26,538,551,094

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, all such securities in total represented $862,522,232 or 3.3% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 0.25%, 4/30/14. Total collateral value is $239,278,725.
(e)	Subsidiary (see below)
(f)	Rounds to 0.0%

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
10 Year U.S. Treasury Note – Short Position	15,572	Mar 2013	$(2,067,669,625)	$6,892,198

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012
ASSETS:
Investments, at value (cost $23,999,917,499)	$26,267,170,727
Cash held at broker	12,886,047
Receivable for investments sold	8,705,642
Receivable for Fund shares sold	47,993,679
Receivable from broker for futures variation margin	6,919,761
Interest receivable	241,496,154
Prepaid expenses and other assets	162,433

26,585,334,443

LIABILITIES:
Payable for Fund shares redeemed	36,268,807
Management fees payable	8,978,707
Accrued expenses	1,535,835

46,783,349

NET ASSETS	$26,538,551,094

NET ASSETS CONSIST OF:
Paid in capital	$24,660,652,380
Undistributed net investment income	6,666,525
Accumulated net realized loss	(402,940,800)
Net unrealized appreciation	2,274,172,989

$26,538,551,094

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,915,154,587
Net asset value per share	$13.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2012
INVESTMENT INCOME:
Dividends	$13,328,095
Interest	990,792,595

1,004,120,690

EXPENSES:
Management fees	101,872,398
Custody and fund accounting fees	446,306
Transfer agent fees	4,715,215
Professional services	142,583
Shareholder reports	1,057,286
Registration fees	442,790
Trustees’ fees	190,500
Miscellaneous	301,164

109,168,242

NET INVESTMENT INCOME	894,952,448

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	199,946,013
Treasury futures contracts	(75,340,973)
Net change in unrealized appreciation/depreciation
Investments	875,218,679
Treasury futures contracts	20,050,997

Net realized and unrealized gain	1,019,874,716

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,914,827,164

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$894,952,448	$968,527,697
Net realized gain (loss)	124,605,040	(15,483,410)
Net change in unrealized appreciation/depreciation	895,269,676	123,878,447

	1,914,827,164	1,076,922,734

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(896,923,748)	(970,846,088)
Net realized gain	—	—

Total distributions	(896,923,748)	(970,846,088)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	6,763,162,980	6,655,820,213
Reinvestment of distributions	733,665,789	810,130,084
Cost of shares redeemed	(6,027,397,028)	(5,902,091,793)

Net increase from Fund share transactions	1,469,431,741	1,563,858,504

Total increase in net assets	2,487,335,157	1,669,935,150

NET ASSETS:
Beginning of year	24,051,215,937	22,381,280,787

End of year (including undistributed net investment income of $6,666,525 and $8,637,825, respectively)	$26,538,551,094	$24,051,215,937

SHARE INFORMATION:
Shares sold	492,596,832	497,177,426
Distributions reinvested	53,579,893	60,983,342
Shares redeemed	(439,406,933)	(441,183,941)

Net increase in shares outstanding	106,769,792	116,976,827

PAGE 13 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities are priced on the basis of valuations furnished by independent pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts  Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a

DODGE & COX INCOME FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the year ended December 31, 2012, the Fund remained consistently invested in short Treasury futures contracts. These Treasury futures contracts had notional values ranging from 6% to 11% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2012:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Fixed Income Securities
U.S. Treasury	$3,374,888,901		$—
Government-Related	—		2,298,307,621
Mortgage-Related	—		7,659,153,791
Asset-Backed	—		324,828,384
Corporate	—		12,348,866,375
Short-term Investments
Money Market Fund	26,540,655		—
Repurchase Agreement	—		234,585,000

Total Securities	$3,401,429,556		$22,865,741,171

Other Financial Instruments
Treasury Futures Contracts	$6,892,198	(b)	$—

(a)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012. There were no Level 3 securities at December 31, 2012 and 2011, and there were no transfers to Level 3 during the year.

(b)	Represents unrealized appreciation on Treasury futures contracts.

PAGE 15 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, net short-term realized gain (loss), and Treasury futures contracts. During the year, the Fund recognized net realized gains of $55,212,915 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At December 31, 2012, the cost of investments for federal income tax purposes was $23,999,918,108.

Distributions during the years ended December 31, 2012 and 2011, were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Ordinary income	$896,923,748	$970,846,088
	($0.484 per share)	($0.551 per share)
Long-term capital gain	—	—

At December 31, 2012, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,280,459,419
Unrealized depreciation	(13,206,798)

Net unrealized appreciation	2,267,252,621
Undistributed ordinary income	6,666,525
Capital loss carryforward(a)	(396,020,432)
(a)

Represents accumulated capital loss as of December 31, 2012, which may be carried forward to offset future capital gains. During 2012, the Fund utilized $89,443,121 of the capital loss carryforward and $32,528,048 expired unutilized. If not utilized, the remaining capital loss carryforward will expire as follows:

Expiring in 2013	$19,963,019
Expiring in 2014	39,482,767
Expiring in 2017	174,777,813
Expiring in 2018	117,611,247
No expiration
Short-term	44,185,586
Long-term	—

$396,020,432

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX INCOME FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the twelve months ended December 31, 2012, amounted to $105,219 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2012, purchases and sales of securities, other than short-term securities and

U.S. government securities, aggregated $2,097,906,692 and $1,539,381,875, respectively. For the year ended December 31, 2012, purchases and sales of U.S. government securities aggregated $6,945,881,262 and $5,733,840,625, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund will adopt Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. Management believes the adoption of these ASUs will not have a material impact on the Fund’s financial statements.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent December 31, 2012, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2012	2011	2010	2009	2008

Net asset value, beginning of year	$13.30	$13.23	$12.96	$11.79	$12.51
Income from investment operations:
Net investment income	0.48	0.55	0.57	0.65	0.68
Net realized and unrealized gain (loss)	0.56	0.07	0.35	1.20	(0.72)

Total from investment operations	1.04	0.62	0.92	1.85	(0.04)

Distributions to shareholders from:
Net investment income	(0.48)	(0.55)	(0.65)	(0.68)	(0.68)
Net realized gain	—	—	—	—	—

Total distributions	(0.48)	(0.55)	(0.65)	(0.68)	(0.68)

Net asset value, end of year	$13.86	$13.30	$13.23	$12.96	$11.79

Total return	7.94%	4.76%	7.17%	16.05%	(0.29)%
Ratios/supplemental data:
Net assets, end of year (millions)	$26,539	$24,051	$22,381	$19,254	$13,808
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	3.52%	4.12%	4.26%	5.29%	5.40%
Portfolio turnover rate	26%	27%	28%	20%	24%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2013

DODGE & COX INCOME FUND ▪ PAGE 18

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2012, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2013. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar. The Morningstar materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar materials also included a comparison of expenses of various share classes offered by comparable funds.

The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data and the significant investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds as well as information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; and (iii) Fund shares subscription and redemption activity. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 1, 2012, and again on December 12, 2012, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder

PAGE 19 ▪ DODGE & COX INCOME FUND

services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; Dodge & Cox’s overall high level of attention to its core investment management function; and its commitment to the Funds and their shareholders.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, legal services, trading, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its website and other means. The Board also noted Dodge & Cox’s diligent disclosure policy, its favorable compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family.

In addition, the Board considered that Dodge & Cox manages approximately $120 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the favorable stewardship and “Gold” analyst ratings awarded to each of the Funds by Morningstar. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. The Board also reviewed recent performance in the context of long-term investment goals. The Board noted that each Fund’s short-term (one-year) performance relative to its benchmark and peer group had improved since the previous year’s review. The Board determined after extensive review and inquiry that Dodge & Cox’s historic, long-term, team-oriented bottom up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, comprehensive independent research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the significant cost of third party research, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are well

DODGE & COX INCOME FUND ▪ PAGE 20

below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar data showing that the few peer group funds with lower expense ratios often have other share classes with significantly higher expense ratios.

The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to separate accounts, differences in regulatory, litigation, and other risks as between mutual funds and separate accounts, and certain characteristics of the market for institutional separate account management services. The Board further noted that, with respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2012 are projected to decrease slightly from 2011. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect an extraordinarily streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are not significant. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the regulatory compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders from the time of each Fund’s inception (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In

PAGE 21 ▪ DODGE & COX INCOME FUND

addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days

DODGE & COX INCOME FUND ▪ PAGE 22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES AND OFFICERS
Kenneth E. Olivier (60)	Chairman, President, and Trustee (Trustee since 2005)	Chairman (since 2011), Chief Executive Officer (since 2010), President (until 2011), and Director of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC)	—
Dana M. Emery (51)	Senior Vice President and Trustee (Trustee since 1993)	Co-President (since 2011), Executive Vice President (until March 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
John A. Gunn (69)	Trustee (Trustee since 1985)	Chairman Emeritus (since 2011), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director of Dodge & Cox; Portfolio Manager and member of IPC, Global Investment Policy Committee (GIPC) (since 2008), International Investment Policy Committee (IIPC), and FIIPC (until 2008)	—
Charles F. Pohl (54)	Senior Vice President (Officer since 2004)	Co-President (since 2011), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (53)	Senior Vice President (Officer since 2006)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (55)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer (since 2007) of Dodge & Cox; Fund Administration and Accounting Senior Manager (until 2007)	—
Thomas M. Mistele (59)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011), and General Counsel (until 2011) of Dodge & Cox	—
Katherine M. Primas (37)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (until 2008)	—
INDEPENDENT TRUSTEES
L. Dale Crandall (71)	Trustee (Since 1999)	President, Piedmont Corporate Advisors, Inc. (since 2003); President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgepoint Education, Inc. (education services) (2008-present)
Thomas A. Larsen (63)	Trustee (Since 2002)	Senior Counsel of Arnold & Porter LLP (law firm) (since 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (52)	Trustee (Since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Google, Inc. (internet information services) (2005-present); Director, Glu Mobile, Inc. (multimedia software) (2005-present); Director, Netflix, Inc. (video services) (2010-present); Director, MoneyGram International, Inc. (business services) (2010-present); Director, Solazyme Inc. (renewable oils) (since 2011)
Robert B. Morris III (60)	Trustee (Since 2011)	Advisory Director, The Presidio Group (previously Presidio Financial Partners) (since 2005)	—
John B. Taylor (66)	Trustee (Since 2005) (and 1998-2001)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 23 ▪ DODGE & COX INCOME FUND

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised December 15, 2008 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that L. Dale Crandall, Ann Mather, and Robert B. Morris III, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent,” as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2012 and December 31, 2011 for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
(a) Audit Fees	$256,300	$246,500
(b) Audit-Related Fees	—	—
(c) Tax Fees	176,900	177,550	*
(d) All Other Fees	—	—
*	Amount ultimately billed for tax services rendered in 2011 was less than the estimated amount disclosed in the previous filing of Form N-CSR.

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e)(1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $686,200 and $650,700, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier
Chairman – Principal Executive Officer

Date  February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date  February 27, 2013